                                                                    Exhibit 10.2


                             MASTER LEASE AGREEMENT

                              Dated August 14, 2001

                                     between

                      MUNICIPAL CORRECTIONS FINANCE, L.P.,

                                   as Landlord

                                       and

                            CORNELL COMPANIES, INC.,

                                    as Tenant



CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LANDLORD IN AND TO THIS LEASE AND THE TOTAL RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF, THE CHASE MANHATTAN BANK, AS INDENTURE TRUSTEE AND SECURITIES INTERMEDIARY UNDER AN INDENTURE DATED AS OF AUGUST 1, 2001, BETWEEN SAID INDENTURE TRUSTEE, AS SECURED PARTY, AND LANDLORD, AS ISSUER. SEE SECTION 1 OF ARTICLE XIV HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I PREMISES............................................................1
   1.  Premises...............................................................1
   2.  Subleased Premises.....................................................1

ARTICLE II TERM...............................................................2

   1.  Term...................................................................2
   2.  Extension Option.......................................................2

ARTICLE III RENT..............................................................3

   1.  Base Rent..............................................................3
   2.  Security Deposit.......................................................4
   3.  Overdue Rate...........................................................5
   4.  Manner of Payments.....................................................5
   5.  Net Lease..............................................................6

ARTICLE IV FINANCIAL STATEMENTS...............................................6
   1.  Quarterly Financial Statements.........................................6
   2.  Quarterly Compliance Certificate.......................................7
   3.  Annual Financial Statements............................................7
   4.  Monthly Financial Statements...........................................7
   5.  Monthly Compliance Certificate.........................................7
   6.  GAAP...................................................................8
   7.  Budgets................................................................8
   8.  Standard Operating Procedure Audit Reports.............................8
   9.  SEC Filings............................................................8
   10.  Inspection Rights.....................................................8

ARTICLE V USE; TRANSFER RESTRICTIONS; CONDITION AND
                 QUIET ENJOYMENT..............................................9
   1.  Use....................................................................9
   2.  Transfer Restrictions..................................................9
   3.  Condition..............................................................9
   4.  Quiet Enjoyment.......................................................10

ARTICLE VI TAXES, INSURANCE AND UTILITIES....................................10
   1.  Property Taxes........................................................10
   2.  Insurance.............................................................10
   3.  Utilities.............................................................13

ARTICLE VII INDEMNITY AND WAIVER OF SUBROGATION..............................13
   1.  Indemnity.............................................................13
   2.  Waiver of Subrogation Rights..........................................14

                                                                            Page
ARTICLE VIII MAINTENANCE; CONSTRUCTION, ALTERATION
                 AND DEMOLITION AND FIXTURES.................................14
   1.  Maintenance...........................................................14
   2.  Construction, Alteration, Demolition..................................14
   3.  Mechanics' Liens......................................................15
   4.  Fixtures..............................................................15

ARTICLE IX ASSIGNMENT AND SUBLETTING.........................................15
   1.  Sublease or Assignment by Tenant......................................15
   2.  Assignment by Landlord................................................16

ARTICLE X CONDEMNATION AND CASUALTY..........................................17
   1.  Event of Loss.........................................................17
   2.  Tenant's Obligation to Restore or Rebuild.............................17
   3.  Net Proceeds Disbursements............................................18
   4.  Purchase of Premises and Termination of Lease.........................18
   5.  Rebuild...............................................................19
   6.  Partial Casualty or Condemnation......................................19
   7.  Certifications by Tenant..............................................20

ARTICLE XI ENVIRONMENTAL MATTERS.............................................20
   1.  Certain Definitions...................................................20
   2.  Environmental Covenants...............................................23
   3.  Environmental Indemnity...............................................25

ARTICLE XII DEFAULT AND REMEDIES.............................................27
   1.  Base Rent Payment Default.............................................27
   2.  Security Deposit Payment Default......................................27
   3.  Purchase Price Payment Default........................................27
   4.  Bankruptcy Default....................................................27
   5.  Other Default.........................................................27
   6.  Remedies for Payment Default..........................................28
   7.  Remedies for Other Default............................................29
   8.  Remedies Exclusive....................................................29
   9.  Unavoidable Default or Delay; Waiver..................................29
   10.  Waiver...............................................................29

ARTICLE XIII EXPIRATION AND TERMINATION......................................29
   1.  Tenant's Duty to Surrender............................................29
   2.  Holding Over..........................................................30

ARTICLE XIV LANDLORD'S MORTGAGEE.............................................30
   1.  Landlord's Mortgagee..................................................30
   2.  Cure Rights for Landlord Default......................................30
   3.  Estoppel Certificate or Three-Party Agreement.........................31

                                                                            Page
ARTICLE XV CONSTRUCTION PROJECTS.............................................31
   1.  Construction Projects.................................................31
   2.  Plans and Specifications..............................................31
   3.  Construction Requirements.............................................32
   4.  Requests for Advance..................................................33
   5.  Completion Certificate................................................34

ARTICLE XVI MISCELLANEOUS PROVISIONS.........................................34
   1.  Attorneys' Fees and Other Expenses....................................34
   2.  Notice................................................................34
   3.  Limitation of Liability...............................................35
   4.  Prior Agreements Superseded; Entire Agreement; Amendment..............36
   5.  Time of the Essence...................................................36
   6.  Counterparts..........................................................36
   7.  Brokerage.............................................................36
   8.  Successors and Assigns................................................36
   9.  Memoranda of Lease; Further Assurances................................36
   10.  Governing Law; Legal Interpretation..................................36
   11.  Estoppel Certificates................................................36
   12.  Negation of Partnership..............................................37
   13.  Inspection Rights....................................................37
   14.  Lease Characterization...............................................37
   15.  No Petition..........................................................37
   16.  Landlord Acting through Administrator................................38
   17.  Provident's Charitable Activities and Programs on the Premises.......38

                             EXHIBITS AND SCHEDULES

Exhibit A       Total Base Rent by Month

Exhibit B       Total Base Rent by Month Broken Out by Premises

Exhibit C       Definition of EBITDAR

Exhibit D       Form of Refund Certificate

Exhibit E       Compliance Certificate

Exhibit F       Determination of Purchase Price

Exhibit G       Form of Requisition For Renewal Fund
                Schedule A - Schedule A to Requisition No.____

Exhibit H       Form of Completion Certificate for Renewal Fund

Exhibit I Form of Request for Advance from Construction Account Schedule A - Schedule A to Request for Advance No. _____ Schedule B - Affidavit and Partial Waiver of Lien
                Schedule C - Construction Consultant Certification

Exhibit J       Form of Completion Certificate for Construction Account

                             MASTER LEASE AGREEMENT

         THIS MASTER LEASE AGREEMENT (this "LEASE") is executed effective August 14, 2001 (the "EFFECTIVE DATE"), by and between MUNICIPAL CORRECTIONS FINANCE, L.P., a Delaware limited partnership, whose address is 2151 Quail Run Drive, Baton Rouge, Louisiana 70808 ("LANDLORD"), and CORNELL COMPANIES, INC., a Delaware corporation, whose address is 1700 West Loop South, 15th Floor, Houston, Texas 77027 ("TENANT"). Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         Capitalized terms used in this Lease and not otherwise defined herein, which are defined in that certain Indenture dated as of August 1, 2001, between Landlord, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee and Securities Intermediary (as the same may from time to time be amended, modified, restated or supplemented, the "INDENTURE"), shall have the respective meanings given them in the Indenture as of the date hereof, without giving effect to any subsequent amendment, supplement or termination of the Indenture. Any of the terms used in this Lease (including but not limited to those terms now defined by reference to the Indenture) may hereafter be amended as provided in Section 4 of Article XVI of this Lease.

                                    ARTICLE I
                                    PREMISES

         1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases and takes from Landlord each of those certain premises more particularly described and defined as the "Premises" on each of the Addendum attached hereto from time to time and incorporated herein by reference for all purposes. The Addendum attached hereto may change from time to time by written agreement of Landlord and Tenant, and each time the parties hereto execute an Addendum, such Addendum shall become a part of this Lease for all purposes, regardless of whether or not same shall then or thereafter be attached to this Lease.

         2. SUBLEASED PREMISES. With respect to any "Premises" described and defined as a "Subleased Premises" on the Addendum hereto, which Landlord does not own, but leases or subleases from a Lessor (as defined in each Addendum hereto) under the terms of an existing lease or sublease (each, a "MAIN LEASE"), this Lease shall be a sublease of such Premises. Each such Premises constitutes all or a portion of the Demised Premises (as defined in each Addendum attached hereto) leased by Landlord, as lessee or sublessee, under the terms of the applicable Main Lease. Tenant hereby assumes and agrees to pay and perform all of the obligations of Landlord, as lessee or sub-lessee, under the Main Leases; PROVIDED, HOWEVER, Tenant shall not be bound by those provisions of a Main Lease which may be specifically excepted in the "Special Provisions" section of the Addendum related to such Main Lease, if applicable. Tenant has received and reviewed, or shall receive and review, as appropriate, a copy of each Main Lease prior to the execution of the applicable Addendum hereto relating to such Main Lease. Tenant shall not commit or permit to be committed on any of the Premises which are subject to a Main Lease any act or omission which would violate any term or condition of the Main Lease covering such Premises. All of the terms and conditions contained in the Main Leases with respect to the Premises covered thereby are incorporated herein as terms and conditions of this Lease (with each reference therein to lessor and lessee, however denominated, to be deemed to refer to Landlord and Tenant). In the event of any conflict or dispute with regard to the rights or obligations of Landlord and Tenant under or arising out of this Lease and under the terms of any Main Lease, the terms and provisions of this Lease shall control. Notwithstanding anything to the contrary contained herein, in the event of any termination or any expiration of a Main Lease, howsoever brought about, (i) the Base Rent (hereinafter defined) shall be reduced by the Base Rent Component (hereinafter defined) attributable to the Premises covered thereby, (ii) this Lease shall terminate with respect to the Premises covered thereby, and (iii) neither Landlord nor Tenant shall have any further rights or obligations under this Lease with respect thereto (except with respect to any rights or obligations accrued as of the date of such expiration or termination, and except for any claim for damages where the expiration or termination of the Main Lease was caused by the failure of Landlord or Tenant to pay or perform their respective obligations in regards to such Main Lease, or this Lease, all of which accrued rights and obligations and damage claims shall survive termination of this Lease with respect to such Premises).

                                   ARTICLE II
                                      TERM

         1.     TERM. The term of this Lease (the "TERM") and the
"Commencement Date" and "Expiration Date" for such Term with respect to each of the Premises is provided in the appropriate Addendum hereto for such Premises.

         2. EXTENSION OPTION. Tenant shall have four (4) options to extend the Term of this Lease for each of the Premises, the first such option to be for a period of ten (10) years, the next two such options to be for a period of five
(5) years each and the last such option to be for a period of four (4) years and eleven (11) months (each an "OPTION TERM"), upon the same terms and conditions as are set forth herein, except that the annual Base Rent (as hereinafter defined) for a Premises during any Option Term shall be determined by multiplying the Average Base Rent (defined below) for such Premises by a fraction, the numerator of which is the then Remaining Useful Life (defined below) of such Premises and the denominator of which is the Total Useful Life (defined below) of such Premises.

         AVERAGE BASE RENT. shall mean (a) the total Base Rent paid by Tenant for such Premises during the initial Term of this Lease, divided by (b) the number of years in such initial Term.

         REMAINING USEFUL LIFE. shall mean the difference between (a) the Total Useful Life for such Premises and (b) the sum of (i) the number of years in the initial Term of this Lease and (ii) the number of years elapsed in any Option Terms.

         TOTAL USEFUL LIFE shall mean the Total Useful Life for such Premises as shown on the Addendum hereto for such Premises.

         For example, if the total Base Rent paid by Tenant for a Premises during the initial Term of this Lease is $30,000,000, the initial Term of this Lease with respect to such Premises was twenty (20) years and the Total Useful Life of such Premises is fifty (50) years, the annual Base Rent to be paid by Tenant with respect to such Premises during the first year of the first Option Term would be as follows:

                ($30,000,000/20) multiplied by (50-20) = $900,000
                                               -------
                                                 50

         The annual Base Rent to be paid by Tenant with respect to such Premises during the second year of the first Option Term would be as follows:

                ($30,000,000/20) multiplied by (50-21) = $870,000
                                               -------
                                                 50

         Landlord shall send Tenant a written reminder notice not less than two hundred seventy (270) days, and not more than three hundred sixty (360) days, prior to the expiration of the initial Term or the applicable Option Term, as the case may be, advising Tenant of the pending Option Term. In order to exercise such option, Tenant shall give Landlord written notice not later than one hundred eighty (180) days prior to the expiration of the initial Term or the applicable Option Term, as the case may be; PROVIDED, that if Landlord does not provide a written reminder notice to Tenant at least two hundred seventy (270) days prior to the expiration of the initial Term or the applicable Option Term, as the case may be, Tenant may exercise such option at any time on or before the latter of (i) one hundred eighty (180) days prior to the expiration of the initial Term or the applicable Option Term, as the case may be, or (ii) five (5) business days after it receives such notice from Landlord. In the event Tenant exercises such option with respect to any of the Premises, (a) the annual Base Rent for each Premises shall be calculated as of the first day of the Option Term for such Premises and as of each one (1) year anniversary thereof, and (b) the annual Base Rent for such Premises (determined as set forth above) shall be divided by twelve (12) for purposes of determining the monthly Base Rent to be paid by Tenant hereunder. All references herein to the "Term" of this Lease with respect to any Premises shall be understood to apply to the original Term set forth in SECTION 1 of this Article and also to the Option Terms referred to in this SECTION 2, unless, in any case, such interpretation is expressly negated.

                                   ARTICLE III
                                      RENT

         1.     Base Rent.

                (a) Tenant shall pay to Landlord as base rent ("BASE RENT") for all Premises for each month during the Term of this Lease the amount set forth on EXHIBIT A hereto with respect to such Premises. The Base Rent is divided among and allocable to each such Premises ("BASE RENT COMPONENT") for each month during the Term of this Lease in the amounts set forth on EXHIBIT B hereto with respect to such Premises. The aggregate of each of the Base Rent Components equals the Base Rent reflected on EXHIBIT A.

                (b) The Exhibits attached hereto may change from time to time by written agreement of Landlord and Tenant each time a new Addendum is added hereto, and each time the parties hereto execute an Exhibit, such Exhibit and the new Addendum related thereto shall become a part of this Lease for all purposes, regardless of whether or not same shall then or thereafter be attached to this Lease.

                (c) Base Rent for the first (1st) month of the Term shall be due and payable on the last Business Day of the month in which the Effective Date falls and Base Rent for each and every month thereafter shall be due and payable on the last day of each month thereafter (or if such day is not a Business Day, on the immediately preceding Business Day) (each a "RENT PAYMENT DATE"). Base Rent for any partial month shall be prorated based upon the number of days in such month. All Base Rent to be paid pursuant to this Section shall be payable in the manner set forth in SECTION 4 of this Article III.

         2.     SECURITY DEPOSIT.

                (a) At all times until the Bonds have been paid in full, Tenant shall from time to time hereafter pay to Landlord the Security Deposit (as defined in and calculated pursuant to SECTION 2(b) of this Article III) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease. Tenant agrees that the Security Deposit may, at the option of Landlord, be increased in accordance with SECTION 2(b) of this Article
III. All amounts to be paid pursuant to this Section shall be payable in the manner set forth in SECTION 4 of this Article, accompanied by notice to Landlord (with a copy to the Indenture Trustee and Cornell Escrow Agent) designating the type and amounts so paid. Tenant agrees that Landlord may apply any portion of the Security Deposit to any Total Rent (as defined in SECTION 4 of Article III) due and owing but unpaid hereunder and any portion of the Security Deposit so applied shall be credited to any Total Rent payable to Landlord hereunder. However, if Tenant shall fully comply with all of its obligations under this Lease and no Payment Default shall have occurred and be continuing, then the Security Deposit shall be returned to Tenant within thirty (30) days after the date the Bonds shall have been paid in full, if not sooner refunded pursuant to
SECTION 2(b) of this Article III.

                (b) Tenant shall have and maintain a Coverage Ratio of not less than 1.35 to 1.00 for each twelve (12) month period ending on the last day of each fiscal quarter of Tenant (or from and after Tenant's failure to meet the Monthly Reporting Coverage Ratio (as defined in SECTION 4 of Article IV hereof) until such failure is cured, for the twelve (12) month period ending on the last day of each calendar month) prior to the expiration or termination of this Lease (the "MINIMUM COVERAGE RATIO"). As used herein, "Coverage Ratio" shall mean EBITDAR (as defined in EXHIBIT C) to the total Base Rent, for such period which came due under this Lease. In the event that the Coverage Ratio for any such period shall ever be less than the Minimum Coverage Ratio, Tenant shall pay to Landlord monthly on each Rent Payment Date the amount set forth opposite the actual Coverage Ratio below (the "SECURITY DEPOSIT") for the period from and after the determination of Tenant's noncompliance until the determination of Tenant's compliance; provided, however, that notwithstanding anything in this Lease to the contrary, the total aggregate payments of Security Deposits required hereunder to be paid by Tenant to and held by or on behalf of Landlord at any one time shall never exceed thirty-five percent (35%) of the maximum annual amount of Base Rent due in any year remaining during the Term of this Lease. All amounts to be paid pursuant to this Section shall be payable in the manner set forth in SECTION 4 of this Article, accompanied by notice to Landlord (with a copy to Indenture Trustee and Cornell Escrow Agent) designating the type and amounts so paid.

  ACTUAL COVERAGE RATIO                  AMOUNT OF SECURITY DEPOSIT
--------------------------------------------------------------------------------
     1.25 to 1.3499       25% of the additional EBITDAR which would have been
                          required to achieve 1.35 Minimum Coverage Ratio
--------------------------------------------------------------------------------
      1.0 to 1.2499       50% of the additional EBITDAR which would have been
                          required to achieve 1.35 Minimum Coverage Ratio
--------------------------------------------------------------------------------
        Below             1.0  100% of the additional EBITDAR which would have
                          been required to achieve 1.35 Minimum Coverage Ratio
--------------------------------------------------------------------------------

                If any Total Rent due hereunder is not timely paid by Tenant, Landlord may apply all or any portion of the Security Deposit, and upon notice of such application from Landlord to Tenant, Tenant shall reinstate the Security Deposit to the amount required pursuant to this Section. If, after having failed to meet the Minimum Coverage Ratio, Tenant should subsequently achieve the Minimum Coverage Ratio, and provided further that no Payment Default has occurred and is continuing, then any Security Deposit previously paid by Tenant hereunder, less any portion thereof previously applied by or on behalf of Landlord to Total Rent (including any Overdue Rent) due hereunder, shall be refunded to Tenant. In order to obtain such periodic refunds, Tenant shall complete and file with Landlord (with a copy to Indenture Trustee and Cornell Escrow Agent) a certification in substantially the form attached hereto as EXHIBIT D.

         3. OVERDUE RATE. Tenant shall also pay as Base Rent an amount equal to interest at the Overdue Rate set forth on the Addendum hereto with respect to such Premises for which any part of any payment of Base Rent is not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid (such overdue Base Rent, together with interest at the Overdue Rate from the date due until paid, being referred to as "OVERDUE RENT").

         4.     MANNER OF PAYMENTS.

                (a) The Total Rent payable from time to time hereunder to, on behalf of or for the benefit of Landlord shall be paid by Tenant in lawful money of the United States of America in immediately available funds to and from its Cornell Escrow Account. Landlord shall not be deemed to have been paid by Tenant for any purpose hereunder until the Cornell Escrow Agent shall have made disbursements from the Cornell Escrow Agreement in accordance with its terms.

                (b) Each payment of Base Rent shall be accompanied by a certification by Tenant to Landlord (with a copy to Indenture Trustee and Cornell Escrow Agent) setting forth the amount of Base Rent paid and all other payments of any kind or nature whatsoever due by Tenant hereunder to Landlord under this Lease, including without limitation, any Security Deposit, Overdue Rent and Purchase Price (all such amounts being hereinafter collectively referred to as the "TOTAL RENT"), providing a designation for such payment and certifying that such amount so paid has been calculated in compliance with this Lease and is in all respects correct.

                (c) Tenant agrees to cause all payments owed to it under or pursuant to any contract related to any Premises covered or to be covered by this Lease (as amended, modified, restated or replaced with any similar contract from time to time, the "CORRECTIONAL AND DETENTION FACILITY CONTRACTS") with a municipal, state or federal government, or agency, instrumentality or political subdivision thereof, relating to the management by Tenant of a correctional and/or detention facility or to other related lines of business, to be remitted directly into the Cornell Escrow Account.

         5. NET LEASE. This Lease is a "net lease" and shall, except as otherwise specifically provided herein, be absolutely net to Landlord, free of any charges, assessments, impositions or deductions of any kind. Tenant's obligation to pay the Total Rent payable hereunder shall be absolute and unconditional under any and all circumstances, except as otherwise specifically provided herein, and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, except as otherwise specifically provided herein. Accordingly, except as provided herein, all costs, expenses and obligations of every kind and character whatsoever relating to the Premises, or any improvements thereon, which may arise or become due during the Term shall be paid by Tenant, and Landlord shall be indemnified and held harmless by Tenant from and against the same. Except as otherwise specifically provided herein, the Total Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff, deduction, reduction or diminution for any reason whatsoever, including any present or future claims of Tenant against Landlord under this Lease or otherwise. To the extent permitted by applicable law, Tenant hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any of the Premises except in accordance with the express provisions hereof. If for any reason whatsoever this Lease shall terminate in whole or in part by operation of law or otherwise, except as specifically provided herein, Tenant nonetheless agrees, to the extent permitted by applicable law, to pay to Landlord an amount equal to each installment of Total Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been so terminated. Nothing contained herein (other than SECTION 2 of Article XIV) shall be construed to waive any claim which Tenant might have under this Lease or otherwise or to limit the right of Tenant to make any claim it might have against Landlord or to pursue such claim, right or remedy in such manner as Tenant shall deem appropriate.

                                   ARTICLE IV
                              FINANCIAL STATEMENTS

         1. QUARTERLY FINANCIAL STATEMENTS. Tenant shall furnish or cause to be furnished to Landlord (with a copy to Indenture Trustee) as soon as available but in any event within ninety (90) days after the end of each fiscal quarter (except the last fiscal quarter) of Tenant, Quarterly Financial Statements of Tenant. As used herein, the term "QUARTERLY FINANCIAL STATEMENTS" shall mean the quarterly financial statements of Tenant, including all notes thereto, which statements shall include a balance sheet as of the end of such fiscal quarter and an income statement and a statement of cash flows for such fiscal quarter, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding fiscal quarter of the preceding year, prepared in accordance with GAAP and certified as true and correct by an appropriate officer of Tenant.

         2. QUARTERLY COMPLIANCE CERTIFICATE. Concurrently with the Quarterly Financial Statements, Tenant shall also furnish to Landlord (with a copy to Indenture Trustee) computations and other information, in reasonable detail, reflecting the Minimum Coverage Ratio for the twelve (12) month period ending on the last day of such calendar quarter, all certified and signed by an appropriate officer of Tenant and a compliance certificate in the form of EXHIBIT E hereto ("COMPLIANCE CERTIFICATE"), duly executed by such officer, together with supporting schedules on a consolidated basis covering all Premises covered by this Lease.

         3. ANNUAL FINANCIAL STATEMENTS. Tenant shall furnish or cause to be furnished to Landlord (with a copy to Indenture Trustee) as soon as available but in any event within ninety (90) days after the end of each fiscal year of Tenant, Annual Financial Statements of Tenant. As used herein, the term "ANNUAL FINANCIAL STATEMENTS" shall mean the annual financial statements of Tenant, including all notes thereto, which statements shall include a balance sheet as of the end of such fiscal year and an income statement, retained earnings statement and statement of cash flows for such fiscal year, all setting forth in comparative form the corresponding figures from the previous fiscal year, all prepared in accordance with GAAP and accompanied by (i) a report and opinion of independent certified public accountants of recognized national standing reasonably satisfactory to Landlord, which shall state that such financial statements, in the opinion of such accountants, present fairly, in all material respects, the financial position of Tenant as of the date thereof and the results of its operations for the period covered thereby in conformity with GAAP, and (ii) a Compliance Certificate, duly executed by an appropriate officer of Tenant.

         4. MONTHLY FINANCIAL STATEMENTS. Tenant shall not be required to provide Landlord with Monthly Financial Statements until such time, if any, as Tenant shall have failed to meet a Coverage Ratio of not less than 1.50 to 1.00 for any twelve (12) month period ending on the last day of any fiscal quarter of Tenant (the "MONTHLY REPORTING COVERAGE RATIO"). Upon any such failure of Tenant to meet the Monthly Reporting Coverage Ratio, Tenant shall thereafter furnish or cause to be furnished to Landlord (until such time, if any, as Tenant shall again meet the Monthly Reporting Coverage Ratio), as soon as available (with a copy to Indenture Trustee) but in any event within thirty (30) days after the end of each calendar month (except the last calendar month) of each fiscal year of Tenant, Monthly Financial Statements of Tenant. As used herein, the term "MONTHLY FINANCIAL STATEMENTS" shall mean the monthly financial statements of Tenant, including all notes thereto, which statements shall include a balance sheet as of the end of such calendar month and an income statement and a statement of cash flows for such calendar month, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding calendar month of the preceding year, prepared in accordance with GAAP and certified as true and correct by an appropriate officer of Tenant.

         5. MONTHLY COMPLIANCE CERTIFICATE. Tenant shall furnish to Landlord (with a copy to Indenture Trustee) a Compliance Certificate, duly executed by an appropriate officer of Tenant, concurrently with any Monthly Financial Statement that Tenant may be required to provide to Landlord hereunder.

         6. GAAP. As used herein, "GAAP" shall mean such accounting practice as, in the opinion of the independent certified public accountants of recognized national standing regularly retained by Tenant and reasonably acceptable to Landlord, conforms at the time to generally accepted accounting principles, consistently applied. GAAP means those principles and practices (i) which are recognized as such by the Financial Accounting Standards Board, (ii) which are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the most recent audited financial statements of Tenant furnished to Landlord, and (iii) which are consistently applied for all periods after the date hereof so as to reflect properly the financial condition, and results of operations and changes in financial position, of Tenant. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board in order for such principle or practice to continue as a GAAP principle or practice, all reports and financial statements required hereunder may be prepared in accordance with such change only after written notice of such change is given to Landlord.

         7. BUDGETS. Tenant shall furnish or cause to be furnished to Landlord as soon as available but in any event on or before January 15 of each year, an annual budget for each of the Premises and a consolidated budget for all of the Premises, containing such information and presented in a format reasonably acceptable to Landlord.

         8. STANDARD OPERATING PROCEDURE AUDIT REPORTS. Tenant shall furnish or cause to be furnished to Landlord, promptly after the filing thereof with the Federal Bureau of Prisons or applicable state or local prison authorities, copies of all required audit reports for the Premises that Tenant is required to file with the Federal Bureau of Prisons or such other applicable authorities, and promptly after receipt thereof from the Federal Bureau of Prisons or such other applicable authorities, all notices of non-compliance or exception received by Tenant, and any and all notices of default under any Main Lease, promptly after receipt thereof.

         9. SEC FILINGS. Tenant shall furnish or cause to be furnished to Landlord copies of all Annual Reports of Tenant on Form 10-K and Quarterly Reports of Tenant on Form 10-Q that Tenant is required to file with the Securities and Exchange Commission.

         10. INSPECTION RIGHTS. Landlord shall have the right, but not more than twice during any twelve (12) month period, to cause an inspection, at Landlord's sole cost and expense, of Tenant to be made by Landlord or a certified public accountant selected by Landlord to determine Tenant's compliance with the Minimum Coverage Ratio. For purposes of such inspection, Landlord or its accountant shall have the right, upon at least three (3) days prior written notice to Tenant, to enter Tenant's corporate office during normal business hours to examine Tenant's books and records, PROVIDED that Landlord or such accountant does not unreasonably interfere with the operation of Tenant's business thereon.

                                    ARTICLE V
            USE; TRANSFER RESTRICTIONS; CONDITION AND QUIET ENJOYMENT

         1. USE. The Premises will be used only (i) as correctional facilities and/or detention facilities, juvenile facilities, pre-release facilities, substance abuse rehabilitation facilities or related facilities and
(ii) for such other purposes as are permitted under Section501(c)(3) of the Internal Revenue Code of 1986, as amended (the "PERMITTED USE"), and for no other purpose without Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole and absolute discretion. In connection with its use of, and activities in, upon or about the Premises, Tenant will comply at all times during the Term with any and all federal, state, county, city, local and municipal laws, statutes, ordinances, codes, permits, orders, decrees, licenses, guidelines, rules and regulations in any way applicable to Tenant or the Premises, or to the use and occupancy thereof, and in a manner which does not violate the Correctional and Detention Facility Contracts. Tenant will not commit waste or suffer or permit waste to be committed in, on or about any of the Premises.

         2. TRANSFER RESTRICTIONS. Tenant shall not transfer inmates from a Premises to any other facility that is not owned by Landlord without Landlord's prior written consent; provided, that such restriction shall not prohibit Tenant from transferring inmates from one Premises to another, as long as such transfer does not cause a violation of, or breach of, any Correctional and Detention Facility Contract.

         3.     CONDITION. TENANT STIPULATES THAT IT HAS EXAMINED EACH OF
THE PREMISES, INCLUDING ALL BUILDINGS, IMPROVEMENTS AND FIXTURES LOCATED ON OR SURROUNDING EACH OF THE PREMISES, ALONG WITH ALL RELATED PUBLIC RECORDS, AND TENANT ACCEPTS EACH OF THE PREMISES, INCLUDING ALL BUILDINGS, IMPROVEMENTS AND SURROUNDINGS, IN ITS "AS IS, WHERE IS" CONDITION WITHOUT ANY WARRANTY WHATSOEVER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TENANT HEREBY WAIVES ANY EXPRESS OR IMPLIED WARRANTY AS TO THE CONDITION OF THE PREMISES AND WAIVES ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR VERBAL, AS TO THE MERCHANTABILITY, DURABILITY, SUITABILITY, CONDITION, VALUE OR QUALITY OF THE PREMISES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, USAGE OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE WHETHER IMPOSED BY CONTRACT, LAW OR EQUITY. TENANT FURTHER WAIVES ANY AND ALL CLAIMS OR CAUSES OF ACTION FOR THE COST OF REPAIRS, RESCISSION OF THIS LEASE OR REDUCTION OF TOTAL RENT RESULTING IN WHOLE OR IN PART FROM CONDITIONS, DEFECTS OR VICES IN THE PREMISES, OR ANY PART THEREOF, INCLUDING ANY DEFECTS IN THE PUBLIC RECORDS. The taking of possession of each Premises by Tenant shall be conclusive evidence of the satisfactory condition of such Premises and no subsequent discovery of latent or patent defects shall constitute grounds for abatement of Total Rent or any other remedy by or for the benefit of Tenant. Tenant acknowledges that Landlord specifically disclaims, and Tenant waives any and all warranties, express or implied, whether granted at law, by contract, in equity or otherwise, with respect to each of the Premises, the condition thereof, and its fitness for occupancy for the Permitted Use.

         4. QUIET ENJOYMENT. Landlord covenants that Tenant shall and may peaceably have, hold, and enjoy exclusive possession and use of the Premises for the Term of this Lease, subject to the other terms, provisions, agreements and conditions of this Lease, PROVIDED that Tenant pays the Total Rent to be paid by Tenant under this Lease and complies with each and every other obligation of Tenant under this Lease.

                                   ARTICLE VI
                         TAXES, INSURANCE AND UTILITIES

         1. PROPERTY TAXES. Tenant shall pay, prior to delinquency, all real property taxes, general and special assessments and other charges of every description levied on or assessed against the Premises, or the pro rata portion thereof attributable to the Term, which accrue during the Term of this Lease (the "PROPERTY TAXES"); PROVIDED, that the term "Property Taxes" shall not be deemed to include, and Tenant shall not be obligated to pay, any income taxes or franchise taxes imposed upon Landlord or its income or receipts. With respect to any Property Taxes that may be paid in installments, only the amount of installments which become due during the Term hereof shall be included in the term "Property Taxes" for the purposes hereof. Notwithstanding the foregoing provisions of this Section, Tenant shall have the right to contest such taxes in good faith by appropriate proceedings conducted diligently by Tenant, provided that (1) Tenant maintains appropriate reserves or posts an appropriate bond or other security for the payment of such taxes during the period of such contest,
(2) Tenant pays any amounts owed by Tenant in respect of such taxes promptly after such contest is finally concluded by non-appealable judgment and (3) the Premises is not placed in imminent danger of being seized or forfeited. Tenant shall be responsible for all costs and expenses associated with any such contest and all interest and penalties imposed as a result of the delay in payment of the Property Taxes associated with such contest.

                Tenant shall not pay any Property Taxes required hereunder directly, but shall instead use all reasonable efforts to arrange with each taxing governmental authority to send all invoices for such Property Texas to Cornell Escrow Agent for payment. If such arrangements are not possible, Tenant shall forward any Property Tax statements to Cornell Escrow Agent within 10 Business Days of receipt; provided that if Tenant contests such taxes in good faith, it shall deliver an Officer's Certificate, together with such Property Tax statement if received directly by Tenant, to Cornell Escrow Agent certifying that (1) Tenant is contesting such taxes in good faith and (2) upon the conclusion of such contest by non-appealable judgment, Tenant will promptly notify Cornell Escrow Agent of the final amount of Property Tax to be paid by Cornell Escrow Agent.

         2.     INSURANCE.

                (a) Throughout the Term of this Lease, Tenant, at Tenant's sole cost and expense, shall keep and maintain so-called "all-risk" insurance covering any buildings and improvements now or hereafter located on any of the Premises, for the full replacement cost thereof and providing protection against perils included in the standard form of so-called "all-risk" insurance coverage for the state in which such Premises are located, together with insurance against sprinkler damage, vandalism and malicious mischief. In addition, Tenant shall carry and maintain, at Tenant's sole cost and expense, commercial general liability insurance for each of the Premises with minimum limits of $10,000,000.00 for bodily injury and property damage per occurrence and with a $2,000,000.00 general aggregate. Tenant also agrees to secure and maintain rental interruption insurance covering the Base Rent for any period during which any Premises is not usable as a result of damage insured against under the so-called "all-risk" insurance required to be maintained by Tenant hereunder. Tenant further agrees to carry and maintain workers' compensation insurance, disability benefits insurance and such other forms of insurance which Tenant is required by law to provide covering loss resulting from injury, sickness, disability or death of the employees of Tenant, or any contractor or subcontractor performing work with respect to the Premises; Tenant shall require that all said contractors and subcontractors shall maintain all forms of types of insurance with respect to their employees required by law. To the extent that any Main Lease requires Landlord, as lessee, to maintain insurance coverage in addition to that required hereunder with respect to the Premises covered thereby, Tenant shall, at all times throughout the Term of this Lease (or if lesser, the term of such Main Lease), maintain in full force and effect such additional insurance coverage with respect to such Premises. Tenant shall not pay the premiums for the insurance coverage required hereunder directly, but shall instead arrange with each insurance company providing such coverage to send all invoices for such premiums to Cornell Escrow Agent for payment.

                (b) Notwithstanding the foregoing, Tenant shall have the right (i) to provide such insurance under a blanket policy of insurance covering any or all of the Premises and other property of Tenant, and (ii) so long as and only during the period that Tenant has a net worth of $20,000,000 or more as determined in accordance with GAAP, to self insure against the risks which would be covered by such insurance in lieu of providing such insurance. Tenant agrees to provide, upon request of Landlord at any time while Tenant is self-insuring as aforesaid, evidence reasonably satisfactory to Landlord that Tenant's net worth is $20,000,000 or more.

                (c) All insurance required by this Section shall be procured and maintained in financially sound and generally recognizable responsible insurance companies authorized to write such insurance in the state in which the Premises are located and having a rating at least equal to "XII/A" by A.M. Best & Co.

                (d) Each of the insurance policies or binders evidencing the insurance required in this Section to be maintained by Tenant on any Premises covered by this Lease or any Main Lease shall:

                         (i) designate (except in the case of worker compensation insurance) Indenture Trustee (as long as the Bonds are outstanding), Landlord and the "Lessor" (as defined in the appropriate Addendum attached hereto) as additional insureds as their respective interests may appear;

                         (ii) provide that all insurance proceeds with respect to loss or damage to the Premises be endorsed and made payable to Indenture Trustee (or if all Bonds have been paid in full, to Landlord) and such Lessor and shall name Indenture Trustee (or Landlord, as the case may be) and such Lessor as a loss payee under the standard loss payee clause and Indenture Trustee (or Landlord, as the case may be) under the terms of a standard mortgagee clause, which insurance proceeds shall be paid over to Landlord in the manner set forth in
         SECTION 4 of Article III and applied in accordance with Article X;

                         (iii) provide that there shall be no recourse against Indenture Trustee (or Landlord, as the case may be) or such Lessor for the payment of premiums or commissions or (if such policies or binders provide for the payment thereof) additional premiums or assessments;

                         (iv) provide that in respect of the respective interests of Indenture Trustee (and Landlord, as the case may be) and such Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Tenant or any other person or entity and shall insure Indenture Trustee (as long as the Bonds are outstanding), Landlord and such Lessor regardless of, and any losses shall be payable notwithstanding, any such action or inaction;

                         (v)     provide that such insurance shall be
         primary insurance without any right of contribution from any other insurance carrier carried by Indenture Trustee (or Landlord, as the case may be) or such Lessor to the extent that such other insurance provides Indenture Trustee (or Landlord, as the case may be) or such Lessor, as the case may be, with contingent and/or excess liability insurance with respect to its respective interests as such in the Premises;

                         (vi) provide that if the insurers cancel such insurance for any reason whatsoever, including the insured's failure to pay any accrued premium, or the same is allowed to lapse or expire, or there be any reduction in amount, or any material change is made in the coverage, such cancellation, lapse, expiration, reduction or change shall not be effective as to Indenture Trustee (or Landlord, as the case may be) or such Lessor until at least thirty (30) days after receipt by Indenture Trustee (or Landlord, as the case may be) and such Lessor, respectively, of written notice by such insurers of such cancellation, lapse, expiration, reduction or change; and

                         (vii)   waive any right of subrogation of the
         insurers thereunder against any person or entity insured under such policy, and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any person or entity insured under such policy.

                (e) The proceeds of any insurance or casualty received with respect to any loss or damage to the Premises remaining after payment of all expenses incurred in the collection thereof (the "NET PROCEEDS") shall be paid to Landlord in the manner contemplated by Section 4 of Article III and be applied in accordance with Article X.

                (f) Tenant shall furnish to Landlord (with a copy to Indenture Trustee) certificates evidencing the above-described insurance coverages which certificates shall contain a provision whereby the insurer agrees to notify Indenture Trustee (as long as the Bonds are outstanding) and Landlord not less than fifteen (15) days in advance of any cancellation or modification thereof.

                (g) Tenant shall, at its own cost and expense, for and on behalf of the loss payees, make all proofs of loss and take all other steps necessary or reasonably requested by Indenture Trustee (as long as the Bonds are outstanding), Landlord or Lessor to collect from insurers for any loss covered by any insurance required to be obtained by this Section. Tenant shall not do any act, or suffer or permit any act to be done, whereby any insurance required by this Section would or might be suspended or impaired.

         3. UTILITIES. Tenant shall pay for all connection charges, usage charges and other charges incurred for all utility and other services used in, upon or about the Premises, including, but not limited to, electricity, gas, energy, light, heat, air conditioning, power, telephone and other telecommunication, digital and other communication systems, garbage or trash removal and disposal, sewage or effluent removal or disposal, and water, all such charges to be paid by Tenant to the utility company, municipality or other entity furnishing such services before such charges shall become delinquent, together with any required deposits. Notwithstanding anything to the contrary contained herein, Tenant shall not be entitled to permit or cause any of the Premises to be reliant upon any other building, improvements, other constructions, facility, plant, location, person or entity for the provision of utility services (other than a public or private utility company), without Landlord's prior written consent, which may be granted or withheld at Landlord's sole discretion. Utilities to the Premises shall at all times during the Term be provided to the Premises by independent public or private utility companies or other service providers. Landlord shall have no responsibility to Tenant to provide utility connections to the Premises, or for the quality or availability of any such utilities or services. Tenant shall be solely responsible, at its sole cost and expense, to procure and pay for all such utilities and services to the Premises as are necessary to operate the same for the Permitted Use.

                                   ARTICLE VII
                       INDEMNITY AND WAIVER OF SUBROGATION

         1. INDEMNITY. Except for claims as to which Landlord shall have waived rights of subrogation as provided in SECTION 2 below, Tenant hereby indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability for any injury (including death) or damage to any person or property whatsoever occurring in, on or about any of the Premises when such injury or damage is caused in whole or in part by the act or omission constituting negligence or willful misconduct on the part of Tenant or its agents, servants, contractors or employees. Tenant further indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability arising from any failure of Tenant, or its agents, servants or employees to perform any obligation on Tenant's part to be performed under the terms of this Lease, any Main Lease or the Correctional and Detention Facility Contracts. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO LANDLORD WITH RESPECT TO ANY INJURY OR DAMAGE WHICH IN WHOLE OR IN PART IS CAUSED BY OR ARISES OUT OF THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OR THE STRICT LIABILITY OF LANDLORD, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD.

         2. WAIVER OF SUBROGATION RIGHTS. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claims, actions or causes of action, against the other, its agents, servants, representatives, directors, officers, partners, shareholders, or employees, for any loss or damage that may occur to any of the Premises, or any improvements thereto, or any personal property of such party therein, which is insured against under the terms of any insurance policies maintained by either Landlord or Tenant, regardless of cause or origin, including, without limitation, the sole, contributory, partial, joint, comparative or concurrent negligence of the other party hereto, its agents, servants, representatives, directors, partners, shareholders, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party or its respective agents, servants, representatives, directors, partners, shareholders, officers or employees. If the respective insurer of Landlord and Tenant does not permit such a waiver without an appropriate endorsement to such party's insurance policy, then Landlord and Tenant each covenant and agree to notify its insurer of the waiver set forth herein and to use its best efforts to secure from such insurer an appropriate endorsement to its respective insurance policy with respect to such waiver. All insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier, to the extent that the same is permitted under the laws and regulations governing the writing of insurance within the state in which the applicable Premises are located.

                                  ARTICLE VIII
                      MAINTENANCE; CONSTRUCTION, ALTERATION
                           AND DEMOLITION AND FIXTURES

         1. MAINTENANCE. Tenant shall, at its sole expense, at all times during the Term, maintain each of the Premises in such condition as meets the requirements, if any, of any applicable Main Lease for such Premises and the Correctional and Detention Facility Contract for such Premises, ordinary wear and tear, casualty and condemnation damage, and alterations and other actions permitted by SECTION 2 below, excepted. Landlord shall have no duty whatsoever with respect to the repair and maintenance of the Premises.

         2. CONSTRUCTION, ALTERATION, DEMOLITION. Subject to Article XV, Tenant may alter, add to, or modify the improvements located on any of the Premises so long as the same does not result in the breach of any of the provisions of the Correctional and Detention Facility Contacts; provided, that any alteration, addition or modification which is structural in nature may not be undertaken without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Tenant may not remove any of the improvements located on the Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed, unless replaced with improvements of the same or similar quality. In the event a request for consent is made under this Section, Landlord shall respond to the same within ten (10) days after receipt of such request, failing which Landlord shall be deemed to have approved such request. In the event Landlord disapproves the proposed alteration, addition, or modification, or removal, such notice of disapproval must set forth the reasons therefor with specificity. Tenant shall not have any obligation at the end of the Term of this Lease to remove any alterations, additions or modifications permitted by this Section or to restore any improvements removed in accordance with this Section.

         3.     MECHANICS' LIENS.

                (a) Tenant will pay or cause to be paid all costs and charges for work (i) done by Tenant or caused to be done by Tenant in or to the Premises and (ii) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord and the Premises free, clear and harmless of and from all mechanics' and/or materialmen's liens and claims of liens, and all other liabilities, liens, claims and demands on account of such work by or on behalf of Tenant, other than work performed by Landlord.

                (b) If any such lien, at any time, is filed against the Premises or any part thereof, unless agreed to by Landlord in writing, Tenant shall within thirty (30) days of the filing thereof, cause such lien to be bonded in accordance with applicable law, or provide security reasonably satisfactory to Landlord of at least 125% of the amount of the lien, plus estimated costs and interest. If a final nonappealable judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same immediately upon demand. However, Tenant shall not be required to pay such lien and in such event shall have the right to contest the filing of the lien, and the validity and amount thereof in good faith and by appropriate proceedings, provided that the Premises have been released from the lien and such contest stays any execution against the Premises, and such contest is diligently pursued to completion.

                (c) If Tenant fails to pay any charge for which a mechanics' and/or materialmen's lien has been filed as set forth in SECTION 3(b) of this Article above, or has not timely given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the Premises from the lien, Landlord may, at its option, pay such charge and related costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Premises to liability under any mechanics', materialmen's or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises, or that any action affecting title to the Premises has been commenced on account of work done by or for materials furnished to or for Tenant, it will promptly provide Landlord with a copy of such notice.

         4. FIXTURES. Subject to Article XV, Tenant shall have the right at any time and from time to time to remove any and all of its trade fixtures, equipment and property stored or placed in or installed at any of the Premises, provided that Tenant will repair any damage to such Premises caused by such removal. Landlord shall not have the right to mortgage any of the trade fixtures, equipment or property of Tenant stored or placed in or installed in any of the Premises by Tenant. Tenant shall have the right to place in any of the Premises such furniture, trade fixtures, equipment and other property as Tenant deems necessary or desirable for the conduct of its business.

                                   ARTICLE IX
                            ASSIGNMENT AND SUBLETTING

         1. SUBLEASE OR ASSIGNMENT BY TENANT. Tenant shall not, without Landlord's prior written consent (which consent shall not be unreasonably withheld): (i) assign, convey, mortgage, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest of Tenant hereunder; (ii) allow any lien to be placed upon this Lease or any interest of Tenant hereunder; (iii) sublet the premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, except pursuant to
SECTION 17 of Article XVI hereof and except in connection with the Correction and Detention Facility Contracts. Any attempt to consummate any of the foregoing without Landlord's consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation), or the transfer of a majority of the membership interests in Tenant (if Tenant is a limited liability company), or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the term of this Lease, shall not be deemed to be an assignment of this Lease.

                (a) Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such sublease, assignment or occupancy agreement to the contrary, unless this Lease is expressly terminated by Landlord, Tenant shall not be relieved of any of Tenant's obligations under this Lease and Tenant shall remain fully liable hereunder; provided however, that Tenant shall be relieved of all of Tenant's obligations under this Lease and not remain so liable if Tenant obtains both Landlord's consent and evidence of satisfaction of the Rating Agency Condition.

                (b) If, with the consent of Landlord, any Premises, or any part thereof is sublet to or occupied by any person or entity other than Tenant or if Tenant's interest in this Lease is assigned, Landlord may collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the Total Rent required to be paid by Tenant under this Lease. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's obligations contained in this Lease, (ii) a release of Tenant from further performance by Tenant of any of its obligations contained in this Lease, or (iii) a waiver of any of Landlord's other rights hereunder.

                (c) Notwithstanding the foregoing, with respect to any Construction Project (hereinafter defined) that Tenant constructs on a Premises covered, or proposed to be covered by, this Lease, for which Landlord is not required to issue Additional Bonds to finance the construction thereof, Tenant may (a) maintain title to the improvements constructed on such Premises and (b) lease such improvements and sublease the portion of the Premises upon which such improvements are located pursuant to a lease financing transaction, all without Landlord's consent.

         2. ASSIGNMENT BY LANDLORD. During the Term, and so long as no Payment Default or Other Default by Tenant hereunder has occurred and is continuing, Landlord, its successors and assigns, shall not assign, convey or otherwise transfer, in whole or in part, any of their right, title or interest in (i) this Lease, (ii) any of the Premises, (iii) any of the Main Leases, or
(iv) any other property referred to herein, to any Competitor, without the prior written consent of Tenant, which consent may be withheld by Tenant in its sole and absolute discretion. As used herein, "COMPETITOR" shall mean a Person who is engaged in the business of operating correctional and/or detention facilities, juvenile facilities, pre-release facilities, substance abuse rehabilitation facilities or related facilities. Otherwise, Landlord, its successors and assigns, shall have the right, subject to the provisions of the Indenture, to assign, convey or otherwise transfer, in whole or in part, any of their right, title or interest in (i) this Lease, (ii) any of the Premises, (iii) any of the Main Leases, or
(iv) any other property referred to herein, without the prior written consent of Tenant. In the event of, and upon, any such assignment, conveyance or transfer (any such transferee to have the benefit of the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord or such successor or assign hereunder; provided, however, that Landlord or such successor or assign shall remain responsible for any liability or obligation thereof arising prior to the date of such assignment, conveyance or transfer.

                                    ARTICLE X
                            CONDEMNATION AND CASUALTY

         1. EVENT OF LOSS. If any of the Premises, in whole or in part, should be destroyed or damaged by fire or other casualty (a "CASUALTY") and such damage is so extensive, in Tenant's commercially reasonable judgment, as to render such Premises unfit for normal use by Tenant, or if all of the Premises should be taken by, or conveyed under threat of, condemnation or eminent domain proceedings or by, under or through the exercise of Contractual Condemnation Rights (as defined in Section 2 of the Premises Transfer Agreement) or if any part of the Premises, or the temporary use of the Premises, shall be taken by condemnation or eminent domain, by a competent authority for any public use or purpose (a "CONDEMNATION"), and after the taking of such part or temporary use, the balance is, in Tenant's commercially reasonable judgment, unfit or wholly inadequate for operation of its business thereon (each, an "EVENT OF LOSS"),

                (a) Landlord may, but shall have no obligation to rebuild, replace, repair or restore such Premises;

                (b) except as otherwise specified in this Article X, there shall be no abatement, postponement or reduction in the Total Rent or any other amounts payable by Tenant under this Lease; and

                (c) Tenant shall promptly give notice of such Event of Loss to Landlord and Indenture Trustee, in writing generally describing the nature and extent thereof.

         2. TENANT'S OBLIGATION TO RESTORE OR REBUILD. Upon the occurrence of an Event of Loss, Tenant shall direct that the Net Proceeds and the Net Condemnation Proceeds derived therefrom be paid directly at all times to Landlord for application in accordance with Article X and, if no Payment Default or Other Default shall have occurred, Tenant shall, in connection with a Casualty or a partial Condemnation, either:

                (a) subject to the satisfaction of the conditions set forth in SECTION 5 of this Article, be obligated to rebuild or restore such Premises so that the Premises shall have a current and residual value, remaining useful life and utility at least equal to that of such Premises prior to such rebuilding or restoration; or

                (b) with the prior written consent of the Landlord (which consent shall not be unreasonably withheld), purchase the related Premises by paying the Purchase Price (as defined in EXHIBIT F) with respect to such Premises and terminate this Lease with respect to such Premise pursuant to
SECTION 4 of this Article.

                Not later than ninety (90) days after the occurrence of an Event of Loss, Tenant shall advise Landlord (and until the Bonds have been paid in full, Indenture Trustee) in writing of Tenant's obligation under this Section. If Tenant shall fail to give such timely notification of its election, Tenant shall be deemed to have elected to rebuild or restore the remaining Premises in accordance with clause (a) of the second preceding sentence.

         3. NET PROCEEDS DISBURSEMENTS. If Tenant shall otherwise be required to rebuild, replace, repair or restore the Premises as set forth in SECTIONS 5 OR 6 of this Article and upon compliance by Tenant with SECTION 7 of this Article, at any time before the Bonds shall have been paid in full, the Landlord shall (or until the Bonds have been paid in full, Landlord shall cause the Indenture Trustee) to disburse the Net Proceeds to Tenant, to pay or reimburse Tenant, at the election of Tenant, either as such work progresses or upon the completion thereof; PROVIDED, that the amounts so disbursed to Tenant shall not exceed the actual cost of such work, and Tenant shall submit to Landlord (with a copy to Indenture Trustee) such invoices, receipts and other documents as are reasonably requested to evidence the cost and expenditure.

         4.     PURCHASE OF PREMISES AND TERMINATION OF LEASE.

                (a) If Tenant shall not be obligated to rebuild or restore such Premises pursuant to SECTION 2 of this Article following any Event of Loss due to Casualty or partial Condemnation, then not later than thirty (30) days after receipt by Landlord, Indenture Trustee or Tenant of the Net Proceeds or the Net Condemnation Proceeds, as the case may be, in respect of such Event of Loss, Tenant shall purchase the related Premises and shall terminate this Lease with respect to such Premise by payment to Landlord of the Purchase Price if agreed upon and, if not, Landlord and Tenant shall immediately proceed to determine such Purchase Price in accordance with the procedures set forth in EXHIBIT F. As used herein, the "TERMINATION DATE" shall be the date on which Tenant shall have paid the Purchase Price in full to Landlord in the manner set forth in Section 4 of Article III. Promptly following receipt of payment of the Purchase Price following any Event of Loss due to Casualty or partial Condemnation and promptly following receipt of payment of the Net Condemnation Proceeds following an Event of Loss due to a total Condemnation of the entire Premises, this Lease shall terminate with respect to such affected Premises, the Base Rent shall be reduced by the Base Rent Component attributable to such Premises, and neither Landlord nor Tenant shall have any further rights, duties or obligations hereunder with respect to such Premises. If requested by either party, Landlord and Tenant agree to amend EXHIBITS A AND B to reflect such reduction.

                (b) So long as no Payment Default or Other Default shall have occurred and be continuing, any Net Proceeds or any Net Condemnation Proceeds, as the case may be, from an Event of Loss due to Casualty or partial Condemnation, respectively, received by Landlord, Indenture Trustee or Tenant with respect to any Premises that Tenant has elected not to rebuild or restore pursuant to SECTION 2 of this Article shall be applied as follows:

                         (i)     all such payments, if any, received by
                  Tenant in error shall be promptly paid to Landlord in the manner set forth in SECTION 4 of Article III for application pursuant to the following provisions of SECTION 4 of this Article;

                         (ii)    so much of such Net Proceeds or Net
                  Condemnation Proceeds, as the case may be (after payment of the portion thereof required to be made to the Lessors (as defined in the applicable Addendum) pursuant to the Main Lease if applicable), exceeds the Purchase Price required to be paid by Tenant pursuant to SECTION 4(a) of this Article shall be refunded to Tenant; and

                         (iii) an amount of such Net Proceeds or Net Condemnation Proceeds, as the case may be (after payment of the portion thereof required to be made to the Lessors (as defined in the applicable Addendum) pursuant to the Main Lease if applicable), up to the Purchase Price to be paid by Tenant pursuant to SECTION 4(a) of this Article shall be paid to and credited by Landlord in reduction of such Purchase Price otherwise owed by Tenant.

         5. REBUILD. Tenant's obligation to rebuild or restore the Premises affected by any Event of Loss pursuant to SECTION 2(a) of this Article shall be subject to the fulfillment, at Tenant's sole cost and expense, of the following conditions:

                (a) Within ninety (90) days after the date Tenant shall notify Landlord (with a copy to Indenture Trustee) pursuant to SECTION 2(a) of this Article of its election to rebuild or restore such Premises in accordance with this Section, but prior to the commencement of such rebuilding or restoration, Tenant shall deliver to Landlord (with a copy to Indenture Trustee), an appraisal of an independent appraiser selected by Landlord and reasonably acceptable to Tenant to the effect that such Premises upon completion of such rebuilding or restoration will have at least the same value, residual value, utility and useful life as such Premises had immediately prior to the Event of Loss; PROVIDED, that a DE MINIMUS reduction, as set forth in such appraisal, in the value, residual value, utility or useful life of such Premises shall nevertheless be deemed to satisfy the requirements of this subparagraph
(a);

                (b) Within ninety (90) days after the date Tenant shall notify Landlord pursuant to SECTION 2(a) of this Article of its election to rebuild or restore such Premises in accordance with this Section, but prior to the commencement of such rebuilding or restoration, Tenant shall demonstrate to the reasonable satisfaction of Landlord adequate financial resources, from Net Proceeds or otherwise, to complete such rebuilding or restoration; and

                (c) Tenant shall cause the rebuilding or restoration of such Premises to commence as soon as reasonably practicable after notifying Landlord (with a copy to Indenture Trustee) of its obligation to rebuild or restore such Premises in accordance with this Section and in all events within a reasonable period of time after the occurrence of such Event of Loss and will cause work on such rebuilding or restoration to proceed diligently thereafter.

In the event of a rebuilding or restoration of the Premises, Tenant shall comply with SECTION 7 of this Article.

         6. PARTIAL CASUALTY OR CONDEMNATION. Within thirty (30) days after the occurrence of partial damage to, or partial condemnation of, or sale under threat of condemnation, any part of the Premises (a "PARTIAL CASUALTY OR CONDEMNATION"), Tenant shall give notice to Landlord (with a copy to Indenture Trustee) of such occurrence. Tenant shall have the obligation to rebuild or restore the affected or remaining portion of such Premises, at its sole cost and expense, following any Partial Casualty or Condemnation, such rebuilding or restoration to commence within ninety (90) days after the occurrence of such Partial Casualty or Condemnation and to be completed within a reasonable period of time thereafter; PROVIDED, that Tenant shall not be obligated to rebuild or restore the affected or remaining portion of such Premises if as of the date such rebuilding or restoration would otherwise be required to commence, there do not remain at least twelve (12) months prior to the end of the Term of this Lease. The Total Rent payable by Tenant hereunder shall not be reduced as a result of any Partial Casualty or Condemnation; PROVIDED, that any Net Proceeds or Net Condemnation Proceeds with respect to such Premises received at any time by Landlord, Indenture Trustee or Tenant as a result of any partial damage to, or condemnation of, or sale under threat of condemnation of, any part of such Premises shall, upon compliance by Tenant with SECTION 7 of this Article, be paid to Tenant, and may at Tenant's option be used to reimburse Tenant for its costs incurred in rebuilding and restoring such Premises.

         7. CERTIFICATIONS BY TENANT. In order to be reimbursed any Net Proceeds upon the election (or deemed election) by Tenant to rebuild or restore the Premises, Tenant shall complete and file with Landlord (with a copy to Indenture Trustee) a Requisition in substantially the form attached hereto as EXHIBIT G and, upon completion and as a condition to the final disbursement by or on behalf of Landlord, a Completion Certificate in substantially the form attached hereto as EXHIBIT H.

                                   ARTICLE XI
                              ENVIRONMENTAL MATTERS

         1. CERTAIN DEFINITIONS. When used in this Article, the following capitalized terms shall have the meanings set forth below:

                (a) "ABOVEGROUND STORAGE TANK" means a nonvehicular device constructed of nonearthen materials located above the ground surface or above the floor of a structure that is below the ground and is designed to contain liquids.

                (b) "ACM" means asbestos or any material containing more than one percent (1%) asbestos (as determined under Environmental Laws) that is friable or which bears a risk of becoming friable if not abated.

                (c) "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 ET. SEQ.

                (d) "COSTS" means all liabilities, losses, costs, damages, punitive damages, expenses, claims, loss of lien priority, diminution in value, attorneys' fees, experts' fees, consultants' fees, penalties, fines, obligations, judgments and disbursements, as well as expenses of Remediation and any other remedial, removal, response, abatement, cleanup, legal, investigative, monitoring, or record keeping costs and all expenses related thereto.

                (e) "DISPOSAL" (or "DISPOSED") shall have the meaning specified in RCRA.

                (f) "ENVIRONMENTAL AUDIT" means a comprehensive analysis prepared by consultants approved by Landlord, the form, scope, and substance of which shall be acceptable to Landlord in its reasonable discretion of (i) Tenant's compliance with Environmental Laws, and (ii) Tenant's activities or any activities conducted at the Premises for the purpose of determining whether there exists any condition that could give rise to any Environmental Claim against Tenant, the Premises or any operator thereof.

                (g) "ENVIRONMENTAL CLAIM" means any claim; demand; action; cause of action; suit; loss; cost; damage; punitive damage; fine, penalty, expense, liability, criminal liability, judgment, governmental or private investigation relating to Remediation or compliance with Requirements of Environmental Laws; proceeding; lien; personal injury, or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover Costs related to, or seeks to impose liability regarding Tenant, the Premises or operations conducted at any of the Premises for (i) improper use or treatment of wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials); (iv) explosives; (v) pollution, contamination, preservation, protection, Remediation or clean-up of the air, surface water, ground water, soil or wetlands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Hazardous Substances and the effects thereof; (viii) the manufacture, processing, distribution in commerce, use, treatment, storage, disposal or Remediation of Hazardous Substances; (ix) injury to, death of or threat to the health or safety of any person or persons caused directly or indirectly by Hazardous Substances; (x) destruction caused directly or indirectly by Hazardous Substances or the release of any Hazardous Substance on any property (whether real or personal); (xi) the implementation of spill prevention and/or disaster plans relating to Hazardous Substances; (xii) community right-to-know and other disclosure laws or (xiii) maintaining, disclosing or reporting information to governmental authorities under any Environmental Law. The term "Environmental Claim" also includes any Costs incurred in responding to efforts to require Remediation and any claim based upon any asserted or actual breach or violation of any Requirements of Environmental Law, or upon any event, occurrence or condition as a consequence of which, pursuant to any Requirements of Environmental Law, (y) any owner, operator or person having any interest in any of the Premises, including any mortgagee of any of the Premises or the beneficiary of any deed of trust of any of the Premises, shall be liable with respect to any Environmental Claim or otherwise suffer any loss or disability or (z) any of the Premises shall be subject to any restriction on use, ownership or transferability. An "Environmental Claim" further includes a proceeding to issue, modify, revoke or terminate an Environmental Permit, or to adopt or amend a regulation to the extent that such a proceeding or occurrence attempts to redress violations of any applicable Environmental Permit or will materially impair the value of any of the Premises, Tenant's current financial condition or Tenant's ability to conduct its business operations or to continue in business as a going concern.

                (h) "ENVIRONMENTAL LAWS" means any and all laws, rules, regulations, ordinances, orders or guidance documents now or hereafter in effect of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority or any judicial or administrative decision relating thereto that relate to (i) wetlands, pinelands or other protected land or wildlife species; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials); (iv) explosives; (v) pollution, contamination, preservation, protection, or clean-up of the air, surface water, ground water, soil or wetlands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation;
(vii) exposure of persons or property to Hazardous Substances and the effects thereof; (viii) injury to, death of or threat to the safety or health of employees and any other persons; (ix) the manufacture, processing, distribution in commerce, use, treatment, storage, disposal or Remediation of Hazardous Substances; (x) destruction, contamination of, or the release onto any property (whether real or personal) directly or indirectly connected with Hazardous Substances; (xi) the implementation of spill prevention and/or disaster plans relating to Hazardous Substances; (xii) community right-to-know and other disclosure laws or (xiii) maintaining, disclosing or reporting information to governmental authorities under any Environmental Law.

                (i) "ENVIRONMENTAL PERMITS" means any permit, license, registration, waste identification number, approval or other authorization relating to Tenant, Tenant's business or operations, or any of the Premises required by any Environmental Law.

                (j) "HAZARDOUS SUBSTANCES" means (i) those substances included within the statutory and/or regulatory definitions of "hazardous substance," "hazardous waste," "extremely hazardous substance," "regulated substance," "contaminant," "hazardous materials" or "toxic substances," under any Environmental Law, (ii) those substances listed in 49 C.F.R. 172.101 and in 40 C.F.R. Part 302; (iii) any material, waste or substance which is (A) petroleum, oil or a fraction thereof, (B) ACM, (C) polychlorinated biphenyls,
(D) formaldehyde, (E) designated as a "hazardous substance" pursuant to 33 U.S.C. Section 1321 or listed pursuant to 33 U.S.C. Section 1317; (F) explosives or (G) radioactive materials (including naturally occurring radioactive materials); (iv) Solid Wastes that pose imminent and substantial endangerment to health or the environment; (v) radon gas in an ambient air concentration exceeding four picocuries per liter (4 pCi/l); (vi) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any federal, state or local law or regulation and (vii) any Underground Storage Tank. For the purposes of this definition, Hazardous Substances shall not include any substance of a nature, quantity or concentration that is customarily used, stored or disposed as part of or incidental to the operation and maintenance of any of the Premises in the ordinary course of Tenant's business currently conducted (or currently contemplated to be conducted following completion of construction of improvements, if applicable) at any of the Premises so long as (x) such use, storage or disposal complies fully with applicable Environmental Laws and good and safe business practice, (y) any disposal takes place in accordance with applicable Environmental Laws at disposal facilities and locations other than the Premises and which are fully permitted in accordance with Environmental Laws and (z) such use, storage or disposal does not require Tenant, any agent or employee of Tenant or any operator of any of the Premises to have a hazardous waste generator identification number or any other Environmental Permit based primarily on or related primarily to the Hazardous Substance in question.

                (k) "LANDLORD AND INDENTURE TRUSTEE INDEMNITEES" means Landlord and Indenture Trustee, their respective shareholders, directors, officers, employees, counsel and agents, and all successors to any of the foregoing, any affiliate, successor, assign or subsidiary of Landlord or Indenture Trustee and each of their respective shareholders, directors, officers, employees, counsel, agents and contractors, as well as their respective heirs and personal and legal representatives.

                (l) "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, ET. SEQ.

                (m) "RELEASE" (or "RELEASED") shall have the meaning specified in CERCLA.

                (n) "REMEDIATION" means any action necessary to ensure compliance with the Requirements of Environmental Law including (i) the removal and disposal or containment (if containment is practical under the circumstances and is permissible within Requirements of Environmental Law) or monitoring of any and all Hazardous Substances at any of the Premises; (ii) the taking of reasonably necessary precautions to protect against the release or threatened release of Hazardous Substances at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at any of the Premises or any public domain affected by any of the Premises or any surrounding areas thereof; (iii) any action necessary to mitigate the usurpation of wetlands, pinelands or other protected land or reclaim the same or to protect and preserve wildlife species; (iv) any action necessary to meet the requirements of an Environmental Permit or (v) any other action reasonably required to satisfy Requirements of Environmental Law imposed upon Tenant, any of the Premises and/or any operation thereon.

                (o) "REQUIREMENTS OF ENVIRONMENTAL LAW" means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to Tenant, any of the Premises and/or any operation conducted on any of the Premises.

                (p) "SOLID WASTE" shall have the meaning ascribed to it in RCRA.

                (q) "UNDERGROUND STORAGE TANK" shall have the meaning ascribed to it in RCRA.

Notwithstanding the foregoing, if any Environmental Law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term in this Article derives its meaning from a statutory reference, for the purposes of this Article any regulatory definition promulgated pursuant to the applicable statute shall be deemed to be applicable to the extent its definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it. Any specific references to a law shall include any amendments to it promulgated from time to time.

         2.     ENVIRONMENTAL COVENANTS. Tenant agrees and covenants as follows:

                (a) Tenant shall notify Landlord in writing within three (3) business days upon receipt by Tenant from any person of any inquiry, notice, claim, charge, cause of action or demand relating to Requirements of Environmental Laws or an Environmental Claim, including any notice of inspection or assertion of noncompliance with Requirements of Environmental Laws, stating the basis of such inquiry or notification. Tenant shall promptly deliver to Landlord any and all documentation or records as Landlord may request in connection with such notice or inquiry, and shall keep Landlord advised of any subsequent developments at all times.

                (b) Tenant will obtain, comply with and properly maintain all Environmental Permits required for the Premises and any operations conducted thereon.

                (c) Tenant will not do or permit anything that will cause Tenant or to be in violation of any Requirements of Environmental Laws, or do or permit anything to be done that might subject Tenant or any of the Premises to any Remediation obligations that would materially and adversely affect the financial condition of Tenant or the value or marketability of any of the Premises or to any enforcement actions under any Environmental Laws or any other Environmental Claim.

                (d) If any release of Hazardous Substances should exist or occur at any of the Premises or if Tenant should be ordered or directed by any governmental authority to undertake Remediation of any Hazardous Substances at any of the Premises or take any other action to satisfy Requirements of Environmental Law, Tenant, at no cost or expense to the Landlord and Indenture Trustee Indemnitees, shall comply with all Environmental Laws, conduct and complete all required sampling, testing and monitoring and undertake such Remediation promptly upon discovery or notice thereof and thereafter diligently and continuously pursue such Remediation, completing each element, phase or stage of it within each applicable period established by any agency or bureau empowered to enforce any applicable Environmental Law (or if no such period or schedule is established, in accordance with a reasonable schedule consistent with prudent business practice taking into account potentially adverse effects to the environment and individuals' health and safety), but in any case before any lien is created on the applicable Premises. If Tenant undertakes any Remediation, or causes it to be undertaken, Tenant shall conduct and complete such Remediation (i) in compliance with Requirements of Environmental Laws, (ii) in accordance with the directives and orders of all appropriate federal, state and local governmental authorities and (iii) in accordance with sound business practice taking into account potentially adverse effects to the environment and individuals' health and safety.

                (e) If any Remediation fails to comply with Requirements of Environmental Laws because of changes to said Environmental Laws, Tenant shall promptly undertake such Remediation and other work as is necessary to comply with the then-current Environmental Laws in the manner set forth in this Section.

                (f) Upon the occurrence of any Payment Default and upon Landlord's request, at any time and from time to time, Tenant will provide, at no cost or expense to the Landlord and Indenture Trustee Indemnitees, an Environmental Audit; PROVIDED, that unless required by any governmental authority, Landlord may not request more than one (1) Environmental Audit for any Premises in any twelve (12) calendar month period. If Tenant fails to provide an Environmental Audit within thirty (30) days after Landlord's written request, Landlord may order one, and Tenant grants to Landlord and its agents, employees, contractors and consultants access to the Premises and a license to perform such inspections and tests as are reasonable under the circumstances. At Landlord's option, the cost of such inspections and tests actually incurred by Landlord shall be payable by Tenant to Landlord upon demand.

                (g) Tenant will not install any ACM or permit any ACM to be installed in or introduced onto any of the Premises; and if any ACM exists in or on any of the Premises in violation of Environmental Laws, whether installed by Tenant or others, Tenant will, at no cost or expense to the Landlord and Indenture Trustee Indemnitees, remove it (or if removal is prohibited by law or in Tenant's reasonable judgment is impractical, take whatever action is required by law or reasonably necessary to mitigate adverse impact to the environment and individuals' health and safety, including encapsulation of the ACM or implementation of an operation and maintenance program).

         3.     ENVIRONMENTAL INDEMNITY.

                (a) Tenant hereby agrees unconditionally, absolutely and irrevocably, to indemnify, defend and hold harmless each Landlord and Indenture Trustee Indemnitee from and against any Costs which at any time or from time to time may be claimed, suffered or incurred in connection with any Environmental Claim, the violation of any Requirements of Environmental Law, the breach of any representation or warranty of Tenant set forth herein or the failure of Tenant to perform any obligation herein required to be performed by Tenant, in each case occurring prior to the expiration or termination of this Lease. Such indemnification obligations are herein called the "ENVIRONMENTAL INDEMNIFICATIONS."

                (b) The provisions of and undertakings and indemnifications set out in this Article shall survive the expiration or termination of this Lease and shall thereafter continue to be the personal liability, obligation and indemnification of Tenant, binding upon Tenant.

                (c) Tenant's liability under the indemnification provisions contained in this Article shall accrue upon the earlier of an Environmental Claim being asserted against any Landlord and Indenture Trustee Indemnitee or upon a Landlord and Indenture Trustee Indemnitee's receipt of notice or acquiring knowledge of any of the events specified in SECTION 3(a). In no event shall any Landlord and Indenture Trustee Indemnitee be required to make any expenditure or bring any cause of action to enforce Tenant's obligations and liability under and pursuant to the indemnifications set forth in this Article. In addition, actual threatened action by governmental authority is not a condition or prerequisite to Tenant's obligations under this Lease. Within five
(5) days after notification from Landlord supported by reasonable documentation setting forth the nature of the Environmental Claim, Tenant, at no cost or expense to Landlord and Indenture Trustee Indemnitees, shall diligently commence resolution of the Environmental Claim in a manner reasonably acceptable to Landlord and shall diligently and timely prosecute such resolution to completion. Provided, however, with respect to those claims that may be satisfied by payment of a liquidated sum of money, Tenant shall promptly pay the amount so claimed (to the extent supported by reasonable documentation). If Remediation is required, the provisions of SECTION 2(d) shall control and if litigation or any administrative proceeding is commenced the provisions of
SECTION 3(h) shall control.

                (d) TENANT SHALL INDEMNIFY THE LANDLORD AND INDENTURE TRUSTEE INDEMNITEES REGARDLESS OF WHETHER THE ACT, OMISSION, FACTS, CIRCUMSTANCES OR CONDITIONS GIVING RISE TO SUCH INDEMNIFICATION WERE CAUSED IN WHOLE OR IN PART BY LANDLORD'S OR INDENTURE TRUSTEE'S (OR ANY LANDLORD AND INDENTURE TRUSTEE INDEMNITEE'S) SIMPLE (BUT NOT GROSS) NEGLIGENCE.

                (e) Notwithstanding any provision contained to the contrary in this Lease, Tenant shall bear the burden of proof by preponderance of the evidence that the indemnification contained in this Article is inapplicable to any claim or assertion made hereunder.

                (f) The provisions of this Article shall govern and control over any inconsistent provision of this Lease.

                (g) If at any time any Landlord and Indenture Trustee Indemnitee employs counsel for advice or other representation (i) with respect to this Article; (ii) except as otherwise expressly provided herein, to represent any such Landlord and Indenture Trustee Indemnitee in any litigation, contest, dispute, suit or proceeding (whether instituted by a Landlord and Indenture Trustee Indemnitee, Tenant or any other party) in any way or respect relating to this Article; (iii) to evaluate the existence of an Environmental Claim hereunder; (iv) to defend an Environmental Claim or (v) to enforce Tenant's obligations hereunder, then and in any of such events, all of such Landlord and Indenture Trustee Indemnitee's reasonable attorneys' fees and expenses arising from such services and all other reasonable expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by Tenant to Landlord on demand.

                (h) If any Environmental Claim shall be brought against any Landlord and Indenture Trustee Indemnitee for which indemnification is provided pursuant to this Section, then after notification to Tenant thereof as provided in SECTION 3(c), Tenant shall be entitled to participate in all related proceedings and negotiations and to assume the defense thereof at the expense of Tenant with counsel reasonably acceptable to Landlord and to settle and compromise any such claim or action; PROVIDED, that Landlord may elect to be represented by separate counsel, at Tenant's expense, and if Landlord so elects, any settlement or compromise shall be effected only with the consent of Landlord, which consent shall not be unreasonably withheld. Tenant's right to participate in the defense or response to any Environmental Claim should not be deemed to limit or otherwise modify its obligations under this Article.

                (i) Tenant shall make any payment required to be made under this Article in cash and on demand.

                (j) Any Costs and other payments required to be paid by Tenant under this Article which are not paid within five (5) business days of receipt by Tenant of Landlord's demand therefor shall thereafter be deemed "Delinquent." In addition to all other rights and remedies of Landlord against Tenant provided herein or under any applicable law, Tenant shall pay to Landlord immediately upon demand interest at the highest lawful rate permitted by applicable federal or state law from the date such payment becomes Delinquent to the date of payment of such Delinquent sums.

                (k) Landlord shall be subrogated to any rights Tenant may have under any indemnifications from any present, future or former owners, tenants or other occupants or users of any of the Premises or any other person relating to the matters covered by this Article.

                (l) Without limiting any other provision of this Lease, in the event of a dissolution of Tenant or the disposition of all or substantially all of Tenant's assets to one or more persons or entities, the surviving entity or transferee of assets as the case may be shall deliver to Landlord an acknowledged instrument specifically assuming all obligations, covenants and responsibilities of Tenant under this Article.

                (m) The representations, warranties and covenants and indemnities of Tenant set forth in this Article shall continue in effect and, to the extent permitted by law, shall survive the expiration or termination of this Lease.

                                   ARTICLE XII
                              DEFAULT AND REMEDIES

         1. BASE RENT PAYMENT DEFAULT. If Tenant should fail to pay to Landlord any Base Rent Component when due, Landlord shall give Tenant written notice specifying such default and Tenant shall then have five (5) days within which to cure the same. If after such five (5) day period Tenant shall not have cured such default after such notice, then such failure shall constitute a "BASE RENT PAYMENT DEFAULT."

         2. SECURITY DEPOSIT PAYMENT DEFAULT. If Tenant shall fail to pay any Security Deposit at the time and in the amount required by SECTION 2 of
Article III hereof, Landlord shall give Tenant written notice specifying such default and Tenant shall then have fifteen (15) Business Days from the date Landlord gave such written notification to Tenant in which to cure the same. If after such fifteen (15) Business Day period Tenant shall not have cured such default, then Landlord shall give Tenant a second and final notice specifying such default. If Tenant shall fail to cure such default within five (5) days after such second and final notice, then such failure shall constitute a "SECURITY DEPOSIT PAYMENT DEFAULT."

         3. PURCHASE PRICE PAYMENT DEFAULT. If Tenant shall fail to make payment of the Purchase Price in the amount and at the time required pursuant to
SECTION 4 of Article X, Landlord shall give Tenant written notice specifying such default and Tenant shall then fifteen (15) Business Days from the date Landlord gave such written notification to Tenant in which to cure the same. If after such fifteen (15) Business Day period Tenant shall not have cured such default, then Landlord shall give Tenant a second and final notice specifying such default. If Tenant shall fail to cure such default within five (5) days after such second and final notice, then such failure shall constitute a "PURCHASE PRICE PAYMENT DEFAULT."

         4. BANKRUPTCY DEFAULT. If any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to appoint a trustee, receiver or liquidator of Tenant or any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant, and if such petition or action was not filed or taken by Tenant, same shall not have been dismissed or stayed within sixty (60) days after the institution thereof, then such filing, action or proceeding shall constitute a "BANKRUPTCY DEFAULT".

         5. OTHER DEFAULT. If Tenant fails to use the Premises for the Permitted Use at all times during the Term of this Lease, or if Tenant fails to comply with any covenant, condition or requirement of this Lease (other than as set forth in SECTIONS 1, 2 AND 3 of this Article XII), then Landlord shall give Tenant written notice specifying with particularity such default and Tenant shall then have thirty (30) days within which to cure such default or to commence to cure such default if the same cannot with the exercise of reasonable diligence be cured within such thirty (30) day period. If after such thirty (30) day period, Tenant shall not have cured such default, or commenced reasonable efforts to cure such default in the case of a default which cannot with the exercise of reasonable diligence be cured within thirty (30) days, or if Tenant shall not continue such curative efforts after said thirty
(30) days period until such default is completely cured, then such failure shall constitute an "OTHER DEFAULT".

         6. REMEDIES FOR PAYMENT DEFAULT. Upon the occurrence of any Base Rent Payment Default, Security Deposit Payment Default, Purchase Price Payment Default or Bankruptcy Default (collectively, the "PAYMENT DEFAULT") and at any time thereafter so long as Tenant shall not have remedied all outstanding Payment Defaults, Landlord may do one or more of the following as Landlord may in its sole discretion elect (provided, that with respect to any Base Rent Payment Default or Purchase Price Payment Default, so long as Tenant satisfies the Minimum Coverage Ratio, Landlord may only exercise the remedies set forth below with respect to the Premises to which such Base Rent Payment Default or Purchase Price Payment Default relates):

                         (i) Terminate this Lease, whereupon Landlord may, without breach of the peace and in accordance with applicable law, repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (a) the reasonable cost of recovering possession of the Premises, (b) the reasonable cost of removing and storing Tenant's or any other occupant's property, (c) the unpaid Total Rent and any other reasonable sums accrued hereunder at the date of termination, and (d) any other damages owed by Tenant to Landlord under applicable law which are caused by such default; or

                         (ii) Without having terminated this Lease, enter upon and take possession of the Premises, whereupon Landlord may, without breach of the peace and in accordance with applicable law, repossess the Premises by forcible entry or detainer suit, without terminating this Lease and without becoming liable for damages or guilty of trespass, in which event Landlord shall use reasonable efforts to relet the Premises for the account of Tenant. Upon termination of Tenant's right of possession to the Premises as provided herein, Tenant shall be liable for and shall pay to Landlord all Base Rent (and, if applicable, Overdue Rent) payable by Tenant under this Lease (monthly, without acceleration) plus an amount equal to (a) the reasonable cost of recovering possession of the Premises, (b) the reasonable cost of removing and storing any of Tenant's or any other occupant's property left on the Premises after re-entry, (c) the reasonable cost of any reletting and of the collection of the rent accruing from such reletting, (d) any other reasonable costs incurred by Landlord in connection with any such reletting, and (e) any other damages owed by Tenant to Landlord under applicable law, all reduced by any sums received by Landlord through reletting the Premises; PROVIDED, HOWEVER, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above the Total Rent provided in this Lease to be paid by Tenant to Landlord. Landlord may file suit to recover any sums falling due under the terms of this subparagraph (ii) from time to time. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any other provision of this Lease to the contrary, in the event

         Landlord incurs any costs in connection with reletting the Premises for a period which extends beyond the Term of this Lease, Tenant shall have no responsibility for such prorated portion of such cost as pertains to the period after the expiration or earlier termination of this Lease.

         7. REMEDIES FOR OTHER DEFAULT. Upon the occurrence of any Other Default and at any time thereafter so long as Tenant shall not have remedied all outstanding Other Defaults, Landlord may (but shall not be obligated to), at Landlord's election and upon prior written notice to Tenant, either (i) make any such payment that is required to be made by Tenant hereunder or enter upon the Premises and cause performance or compliance in a reasonable manner with any covenant, condition or requirement of this Lease, and the amount of such payment and of the reasonable expenses of Landlord incurred in connection with such payment or the performance of or compliance with such covenant, condition or requirement, as the case may be, shall be payable by Tenant to Landlord on demand or (ii) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Tenant, at Tenant's sole cost and expense, of the applicable covenants, conditions or requirements of this Lease or to recover damages for the breach thereof. No action taken by Landlord under this Section shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities from the failure to perform such obligations.

         8. REMEDIES EXCLUSIVE. The remedies of Landlord set forth in SECTIONS 7 AND 8 of Article XII hereof shall be Landlord's sole and exclusive remedies in the event of any default by Tenant which is not cured within the hereinabove stated cure periods.

         9. UNAVOIDABLE DEFAULT OR DELAY; WAIVER. Any prevention, delay, or stoppage due to any of the following causes shall excuse performance for the period of any such prevention, delay, nonperformance, or stoppage, except the obligations imposed by this Lease for the payment of Total Rent, taxes, insurance or utilities. The causes referred to above are strikes, lockouts, labor disputes, failure of power, acts of God, acts of public enemies of the state or of the United States, riots, insurrections, civil commotion, inability to obtain labor or materials or reasonable substitutes for either, governmental restrictions or regulations or controls, casualties or other causes beyond the reasonable control of the party obligated to perform.

         10. WAIVER. No waiver of any breach or default shall constitute a waiver of any other breach or default, whether of the same or any other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by either party shall give the other any contractual right by custom, estoppel or otherwise.

                                  ARTICLE XIII
                           EXPIRATION AND TERMINATION

         1. TENANT'S DUTY TO SURRENDER. At the expiration or earlier termination of the Term, Tenant shall surrender to Landlord the possession of the related Premises in the condition required under SECTION 1 of Article VIII hereof. All property that Tenant is entitled to remove but that Tenant does not remove from the related Premises within thirty (30) days after expiration or earlier termination of this Lease shall, at Landlord's election, become Landlord's property at expiration or earlier termination of the Lease (without any obligation to pay or otherwise compensate Tenant for such property) or Landlord may compel Tenant to remove the same so long as Landlord provides Tenant notice to such effect within ten (10) days following the expiration or earlier termination hereof. All improvements, alterations and other construction made by Tenant during the Term shall belong to Landlord upon the expiration or earlier termination of this Lease, without any obligation to compensate Tenant for the same.

         2. HOLDING OVER. This Lease, with respect to the related Premise, shall terminate without further notice at expiration of the Term. Any holding over by Tenant after the expiration or termination of this Lease with respect to the related Premise without the execution of a new lease shall constitute a tenancy at sufferance subject to all terms and provisions of this Lease, except that for the entire holdover period the Base Rent for such Premises shall be increased to 150% of the Base Rent which was payable by Tenant immediately prior to such expiration or termination.

                                   ARTICLE XIV
                              LANDLORD'S MORTGAGEE

         1. LANDLORD'S MORTGAGEE. Tenant acknowledges that Landlord's right, title and interest in, to and under the Premises, this Lease and the rents payable hereunder have been pledged and assigned by Landlord to Indenture Trustee pursuant to the Indenture as collateral security for Bonds issued by Landlord in connection with Landlord's acquisition, expansion or construction of the Premises. Tenant hereby consents to the creation of such lien and security interest and to such assignment. Unless and until Tenant shall have received written notice from Indenture Trustee that such lien, security interest and assignment have been fully terminated, Indenture Trustee shall have the right, but shall not be obligated, following a default by Landlord under such Mortgages (hereinafter defined) which is not cured within any applicable grace or cure period, to exercise the rights of Landlord under this Lease to the extent set forth in and subject in each case to the exceptions set forth in the deeds of trust and mortgages (with assignments of leases and rents) now or hereafter executed by Landlord in favor of Indenture Trustee covering and affecting Landlord's right, title and interest in, to and under this Lease, the Premises and the Main Leases (collectively, the "MORTGAGES"). TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

         2. CURE RIGHTS FOR LANDLORD DEFAULT. Notwithstanding anything contained in this Lease to the contrary, in the event of any default by Landlord in performing its covenants or obligations hereunder which would give Tenant any right under this Lease, Tenant shall not exercise such right unless and until
(a) Tenant gives written notice of such default (which notice shall specify the default in reasonable detail) to Landlord (with a copy to Indenture Trustee), and (b) Landlord or Indenture Trustee fails to commence action to cure said default within thirty (30) days from the giving of such notice by Tenant, or having timely commenced such action, fails to prosecute such efforts to completion with reasonable diligence thereafter. The provisions of

SECTION 2 of Article XVI shall govern the manner and effective date of any notice to be given by Tenant to any such parties. Tenant's sole remedy for any such default shall be an action against Landlord for damages, and Tenant hereby WAIVES, to the maximum extent allowed by law, the benefits of any laws granting Tenant a lien upon property of Landlord, or upon Total Rent due Landlord.

         3. ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT. At the request of Landlord from time to time, Tenant will execute an estoppel certificate certifying to such facts (if true) as Landlord may reasonably require, and containing such agreements and acknowledgments as may be reasonably required by Landlord or Indenture Trustee. In the event Tenant fails to execute and deliver the same within five (5) business days after request therefor, Landlord shall have the right (and Tenant hereby empowers Landlord) to execute and deliver such certificate for and on behalf of and as the binding act of Tenant.

                                   ARTICLE XV
                              CONSTRUCTION PROJECTS

         1. CONSTRUCTION PROJECTS. Should Tenant desire to expand an existing Premises or construct a new facility on any Premise covered, or proposed to be covered, by this Lease (each, a "CONSTRUCTION PROJECT"), Tenant shall submit a proposal for such Construction Project to Landlord, which proposal shall include (i) a budget for such Construction Project, (ii) pro-forma computations and other information, in reasonable detail, projecting the Coverage Ratio for Tenant for the twelve (12) month period immediately following the date on which such Construction Project is scheduled to be completed and become operational, assuming for purposes of such calculation that the Additional Bonds for such Construction Project have been issued and (iii) such other information as may be reasonably requested by Landlord. If such proposal demonstrates that Tenant will be in compliance with the Minimum Coverage Ratio after such Construction Project has been completed and is operational, Landlord shall conditionally approve such Construction Project, and shall negotiate in good faith with Tenant with respect to a new Addendum. Thereafter, Tenant may elect to advance its own funds to expand an existing Premise or to construct a new facility on any Premise already covered by this Lease and in such event Landlord shall have no obligation to issue Additional Bonds until (a) the aggregate amount of all funds advanced by Tenant for all such Construction Projects, together with estimated transaction expenses associated with issuance of Additional Bonds, shall be such as to enable Landlord to issue Additional Bonds in a cost-effective and financially responsible manner and (b) Tenant and Landlord shall have agreed to revised EXHIBITS A AND B. Upon satisfaction by Tenant of the conditions precedent set forth (i) in this Section of ARTICLE XV and (ii) in SECTION 2.1 of the Indenture, and upon execution and delivery of a new Addendum and revised EXHIBITS A AND B, Landlord then agrees to use all reasonable efforts to issue Additional Bonds to finance such construction of such Construction Projects pursuant to SECTION 2.1 of the Indenture to the extent applicable; provided, however, that Landlord shall have no liability to Tenant, or be required to reimburse Tenant for, any expenditures made or costs incurred in the event Landlord is unable to issue Additional Bonds.

         2. PLANS AND SPECIFICATIONS. If Landlord approves such Construction Project, Tenant shall hire an architect, engineer or other professional to oversee construction, who shall be acceptable to Landlord (the "CONSTRUCTION CONSULTANT"); provided that Tenant may use an in-house Construction Consultant with at least 10 years or related experience. Tenant shall submit the architectural and engineering drawings and specifications in a manner consistent with Tenant's past practices and consistent with industry practice (as such plans and specifications may be developed or revised from time to time (the "PLANS AND SPECIFICATIONS") to Landlord for its review and approval, which approval shall not be unreasonably withheld. The Plans and Specifications will include complete sets of architectural, structural, mechanical, electrical and plumbing working drawings for the Construction Project. Landlord will either approve or disapprove the Plans and Specifications within fifteen (15) days after the date Landlord receives the Plans and Specifications. If Landlord does not approve the Plans and Specifications, Landlord will inform Tenant in writing of its objections and Tenant will revise the same and deliver a corrected version to Landlord for its approval. Tenant shall not commence construction of the Construction Project for which Tenant seeks prompt reimbursement of advances by Landlord until such time as Tenant has complied with SECTION 1 of this ARTICLE XV, Landlord has approved the Plans and Specifications, Landlord and Tenant have executed and delivered a new Addendum hereto, complete with revised EXHIBITS A AND B, and the proceeds of Additional Bonds have been deposited into the Construction Account established under the Indenture; Tenant shall not commence construction of the Construction Project for which Tenant has elected pursuant to SECTION 1 of this ARTICLE XV to defer reimbursement of advances by Landlord pending issuance of Additional Bonds until such time as Tenant has complied with SECTION 1 and SECTION 2 of this
ARTICLE XV, Landlord has approved the Plans and Specifications and Landlord and Tenant have executed and delivered a new Addendum hereto. Unless otherwise agreed to in writing by Landlord and Tenant, all work involved in completion of the Construction Project shall be carried out by Tenant in accordance with the Plans and Specifications approved by Landlord.

         3. CONSTRUCTION REQUIREMENTS. Regardless of whether Additional Bonds are then being issued, Tenant will enter into such contracts as are necessary and appropriate to cause the Construction Project to be acquired, expanded, constructed and installed in accordance with the provisions of this Lease, the Plans and Specifications and all applicable laws, ordinances, codes, rules and regulations of any federal state, county or local governmental authority. Tenant agrees to cause the Construction Project to be constructed in accordance with the provisions of this Lease, the Plans and Specifications and in compliance with state and federal laws applicable to the construction of the Construction Project and to obtain all approvals necessary from all appropriate governmental authorities. Tenant shall provide, or require that each contractor provide, Landlord and Indenture Trustee with (i) a general liability and builder's risk insurance policy of the types, in amounts and in a form reasonably acceptable to Landlord or as otherwise required by law with respect to the Construction Project acquired, expanded or constructed and (ii) if the cost of the applicable Construction Project exceeds $10,000,000 and Landlord has caused Additional Bonds to be issued for such Construction Project, payment and performance bonds in amounts and in a form reasonably acceptable to Landlord. Tenant agrees to pay any amount of the construction costs in excess of the amount deposited in the Construction Account upon the issuance of Additional Bonds, regardless of when issued, and if not issued, Tenant agrees to pay for all construction costs for the Construction Project. Change orders with respect to the Construction Project that increase the cost of the Construction Project by more than five percent (5%) may only be made with the prior approval of Landlord (which approval shall not be unreasonably withheld). All additions or alterations to any Premise and all materials and other property of any nature whatsoever incorporated into the Construction Project as a result of approved change orders or otherwise shall become a permanent part of the Construction Project and the related Premise for all purposes of this Lease and shall be and become the sole property of Landlord. Landlord shall cooperate with Tenant and Tenant shall cooperate with Landlord in obtaining all permits and licenses necessary for the construction and development of the Construction Project.

         4. REQUESTS FOR ADVANCE. The proceeds derived from the issuance of such Additional Bonds for the construction of the Construction Project (or for reimbursement of advances by Tenant for the construction of the Construction Project) shall be deposited on behalf of Landlord by Indenture Trustee into the Construction Account of the Bond Fund established by SECTION 8.2 of the Indenture. Each time Tenant desires to receive an advance from the Construction Account to pay or reimburse Tenant for costs incurred in connection with the Construction Project, at the election of Tenant, as such work progresses or upon the completion thereof, Tenant shall deliver to Landlord (with a copy to Indenture Trustee) in respect thereto a request for advance in the form of
EXHIBIT I attached hereto (a "REQUEST FOR ADVANCE"), true and correct in all respects, completed in all material respects and signed by Tenant. Each time a Request for Advance is presented, the amount to be advanced by Indenture Trustee on behalf of Landlord shall not exceed a sum equal to the aggregate amount of the "current payment due" as shown in the AIA Form G702 attached to such Request for Advance; PROVIDED, that as to all such Requests for Advance, if retainage in the amount required by applicable law ("RETAINAGE") has not been deducted in calculating such "current payment due", Indenture Trustee on behalf of Landlord may, at its option, pay only an amount equal to the sum which would have been shown as the "current payment due" had such Retainage been deducted. Advances from the Construction Account shall only be used for the purpose of paying the costs of the Construction Project items set forth in the Construction Project budget approved by Landlord (the "APPROVED BUDGET"). In no event shall Landlord (or Indenture Trustee on behalf of Landlord) be required to make any advance for payment of any item in excess of the amount budgeted for such item in the Approved Budget or for payment of any item not included in the Approved Budget. Each Request for Advance shall be accompanied by (1) AIA Forms G702 and G703,
(2) a certificate of the Construction Consultant certifying that, to the best of its knowledge, information and belief, the work performed or materials purchased or installed or delivered to the Construction Project site are in compliance with the Plans and Specifications, and that, based on information currently available and if applicable, nothing has come to its attention which would make Tenant unable to complete the Construction Project as provided in this Lease,
(3) copies of billing statements, vouchers and invoices relating to the costs of the items to be paid from the advance requested, and (4) lien waivers and affidavits from all contractors and subcontractors, and such other affidavits as may be reasonably required by the Construction Consultant to satisfy itself that all bills for labor and materials and other goods and services required to complete the Construction Project are being currently paid. Each item or portion thereof to be paid from such advance shall be fully described, itemized and categorized on the continuation page or pages of such Request for Advance. Within a reasonable time after receipt of a proper Request for Advance not to exceed ten (10) days after such receipt and approval, Indenture Trustee on behalf of Landlord shall advance the amount set forth in such Request for Advance to the extent of moneys on deposit in the Construction Account; PROVIDED, HOWEVER, Indenture Trustee shall in no event be obligated to fund advances more than once each calendar month, but may do so at its election. All advances made pursuant to a Request for Advance for the payment of any items set forth in the Approved Budget shall be advanced to or for the account of Tenant, or, in the alternative shall be (i) advanced directly to the applicable contractor or supplier or (ii) advanced by check made payable jointly to Tenant and such contractor or supplier. Each time Tenant receives an advance hereunder, Tenant shall promptly apply the same toward the payment of the items covered by the applicable Request for Advance submitted to Landlord (with a copy to Indenture Trustee). Tenant shall not apply or permit application of any sums advanced hereunder in payment of any item not included in the Approved Budget.

                Notwithstanding anything to the contrary set forth in this Lease or the Indenture, neither Landlord nor Indenture Trustee shall not be obligated to make any advance unless all of the following conditions shall be satisfied at the time of such advance (i) no Payment Default or Other Default shall have occurred and be continuing, (ii) the applicable Premises shall not have been condemned, injured or damaged by fire or other casualty, and (iii) if applicable, there shall have been delivered to Landlord (with a copy to Indenture Trustee) evidence reasonably satisfactory to Landlord and Indenture Trustee that the unadvanced portion of the Construction Account will be sufficient to pay the costs to complete the Construction Project.

         5. COMPLETION CERTIFICATE. Upon completion of the Construction Project, Tenant shall submit to Landlord a completion certificate with respect to such Construction Project in substantially the form attached hereto as EXHIBIT J and as a condition of the final disbursement of funds from the Construction Account, the Construction Consultant shall certify to Landlord (with a copy to Indenture Trustee) that all work was performed to its satisfaction in accordance with the Plans and Specifications and that all necessary certificates, approvals, licenses and permits required to be obtained from any governmental board, agency or department have been obtained and that all releases or waivers of mechanic's liens have been obtained; PROVIDED that Indenture Trustee shall not be required to disburse any Retainage to Tenant or to any contractor or supplier until the requisite period of time has elapsed under applicable law after completion of the Construction Project such that no mechanic's or materialmen's liens can thereafter be filed against such Construction Project.

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

         1. ATTORNEYS' FEES AND OTHER EXPENSES. Each party hereto shall bear its own counsel fees and expenses incurred in connection with the execution and delivery of this Lease and in connection with any Addenda executed in connection herewith. In the event either party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the non-defaulting party all reasonable expenses incurred by such party in enforcing any of its remedies for any such default, and if the non-defaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the non-defaulting party's reasonable attorneys' fees in such connection.

         2. NOTICE. Any notice, request, approval, consent or other communication required or contemplated by this Lease must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States Postal Service, post-paid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party, or by prepaid telegram or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as follows:

         If to Landlord:

                Municipal Corrections Finance, L.P.
                2151 Quail Run Drive
                Baton Rouge, Louisiana  70808
                Attention: Administrator

         If to Tenant:

                Cornell Companies, Inc.
                1700 West Loop South, 15th Floor
                Houston, Texas  77027
                Attention:  Steven W. Logan

      If to Indenture Trustee:

                The Chase Manhattan Bank,
                  as Indenture Trustee
                600 Travis, 49 CTH 382
                Houston, Texas  77002
                Attention:  Capital Markets Fiduciary Services

         However, the parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen (15) days' written notice to the other party in the manner set forth in this Section.

         3. LIMITATION OF LIABILITY. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity (other than the MCF Escrow Account) or interest then owned by Landlord in the land and improvements which constitute the Premises, regardless of the nature and extent of such breach or default; however, in no event shall any deficiency judgment be sought or obtained against Landlord, or any of its partners, or the members, officers, directors, trustees, agents or employees of Landlord or its partners. Notwithstanding the foregoing or any contrary provision hereof, in the event that Tenant obtains against Landlord a final, non-appealable judgment awarding Tenant monetary damages as a consequence of Landlord's default hereunder (which judgment Tenant shall have the right to seek and obtain), Tenant may recover the same by offset against Base Rent then due and thereafter becoming due and payable hereunder. The provisions contained in the preceding sentences are not intended to and will not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord.

         4. PRIOR AGREEMENTS SUPERSEDED; ENTIRE AGREEMENT; AMENDMENT. This Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. This Lease contains the entire agreement between the parties concerning the subject matter of this Lease. No promise, representation, warranty or covenant not included in this Lease has been or is relied on by either party. Each party has relied on its own examination of this Lease, the counsel of its own advisors and the warranties, representations and covenants in this Lease itself. This Lease may not be changed except by written instrument signed by both Landlord and Tenant, with the prior written consent of Indenture Trustee given in accordance with the requirements of the Indenture.

         5. TIME OF THE ESSENCE. Time is of the essence with respect to this Lease.

         6. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

         7. BROKERAGE. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify Landlord against all costs, expenses, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent claiming the same by, through or under Tenant in respect of this Lease.

         8. SUCCESSORS AND ASSIGNS. Subject to the provisions of this Lease, all covenants and obligations as contained within this Lease shall bind and extend and inure to the benefit of Landlord, and its successors and assigns, and Tenant, and its successors and assigns.

         9. MEMORANDA OF LEASE; FURTHER ASSURANCES. Landlord and Tenant shall each execute a Memorandum of Lease regarding this Lease, and each Addendum hereto, in recordable form, and otherwise in form and substance as prepared by Tenant and reasonably satisfactory to Landlord, to provide record notice regarding the existence and Term of this Lease, promptly after execution of this Lease or such Addendum, respectively. In addition, each party hereto will promptly and duly execute and deliver such further documents and assurances, and will take such further action, as may be reasonably requested by the other party hereto, provided that same is reasonably necessary to carry out more effectively the intent and purpose of this Lease.

         10. GOVERNING LAW; LEGAL INTERPRETATION. This Lease and the rights and obligations of the parties hereto with respect to each Premises shall be interpreted, construed and enforced in accordance with the laws of the state in which such Premises are situated. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

         11. ESTOPPEL CERTIFICATES. In addition to the Estoppel Certificates referenced in Article XIV, each of Landlord and Tenant shall at any time, within ten (10) business days after the request of the other, execute, acknowledge and deliver to the other a statement in writing concerning such matters related to the status of this Lease as the requesting party may reasonably request, including but not limited to that this Lease is unmodified and in full force and effect (or if modified stating the nature of such modification and certifying that the Lease as modified is in full force and effect), the dates to which the Base Rent has been paid, and acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of the other hereunder, or specifying such defaults if any are claimed.

         12. NEGATION OF PARTNERSHIP. Nothing in this Lease shall be construed to render Landlord in any way or for any purpose a partner, joint venturer, associate or lender in any relationship with Tenant other than that of Landlord and Tenant, nor shall this Lease be construed to authorize either to act as agent for the other except as expressly provided to the contrary in this Lease.

         13. INSPECTION RIGHTS. Landlord (and until the Bonds have been paid in full, Indenture Trustee) shall have the right to inspect the Premises at reasonable intervals during the Term of this Lease, upon reasonable prior written notice to Tenant, to determine Tenant's compliance with the terms and provisions of this Lease, PROVIDED that (i) Landlord and Indenture Trustee do not unreasonably interfere with the operation of Tenant's business thereon and
(ii) Landlord and Indenture Trustee observe such security and safety-related requirements in connection with such inspection as may be reasonably imposed by Tenant. In addition, to the extent that any contract between Tenant and any governmental authority providing for the housing of inmates at Tenant's correctional facility at a Premises shall provide such authority rights to monitor and inspect Tenant's operations at such Premises, then Landlord and Indenture Trustee shall have similar rights as such governmental authority to monitor and inspect Tenant's operations at such Premises during the Term of this Lease, subject to the qualifications set forth in clauses (i) and (ii) of the preceding sentence.

         14. LEASE CHARACTERIZATION. Landlord and Tenant acknowledge and agree that (i) Landlord owns, or leases from a Lessor, each of the Premises (and all additions or alterations to such Premises), (ii) this Lease is a lease or a sublease of each of the Premises, (iii) Landlord shall be treated as the owner or lessee of each of the Premises for all purposes, including, without limitation, federal and state tax purposes and (iv) Landlord and Tenant shall report their income and deductions in accordance with such federal and state tax characterization. Landlord and Tenant (i) acknowledge that Section 467 of the Internal Revenue Code of 1986, as amended, applies to this Lease and (ii) agree that during the initial Term of this Lease they shall, for federal income tax purposes only, apply the Base Rent paid by Tenant hereunder in accordance the
Section 467 Agreement dated August 14, 2001, between Landlord and Tenant, as the same may be amended, supplemented, restated or replaced from time to time.

         15. NO PETITION. Tenant hereby covenants and agrees that Tenant will not prior to the date that is one year and one day after the payment in full of all outstanding Bonds issued by Landlord institute against Landlord or its General Partner, or join in any institution against Landlord or its General Partner of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Lease or any Premises hereunder. This Section shall survive termination of this Lease.

         16. LANDLORD ACTING THROUGH ADMINISTRATOR. Landlord may contract with other Persons to assist it in performing its duties under this Lease, the other Basic Documents and the Indenture, and any performance of such duties by a Person identified to Tenant in a certificate of the Authorized Representative of General Partner of Landlord shall be deemed to be action taken by Landlord. Initially, Landlord has contracted with Administrator to assist Landlord in performing its duties under this Lease, the other Basic Documents and the Indenture pursuant to the terms of the Administration Agreement. Tenant hereby acknowledges and agrees to the appointment by Landlord of Administrator under the Administration Agreement for the purpose of taking such action and executing such agreements, instruments and other documents, in the name of Landlord, on behalf of Landlord, as may be necessary or advisable to accomplish the purposes of this Lease and the transactions contemplated hereunder and under the other Basic Documents and the Indenture. All actions required to be taken or performed by Landlord hereunder or thereunder shall be deemed to have been taken or performed by Landlord if taken or performed by Administrator on behalf of Landlord, until such time as Tenant shall have received notice otherwise in writing from Landlord.

         17. PROVIDENT'S CHARITABLE ACTIVITIES AND PROGRAMS ON THE PREMISES. Tenant acknowledges, with respect to Provident Foundation Inc., a Georgia nonprofit corporation ("PROVIDENT"), that Provident's sole purpose for acquiring each of the Premises through the Landlord and causing the Landlord to enter into this Lease is to further its Charitable Activities (as that term is defined in the Limited Partnership Agreement of Landlord as of the date hereof) and those of its Affiliates and their designees, which Charitable Activities will include the provision of appropriate charitable activities and programs at the Premises for the benefit of the inmates at the Premises, and to lessen the burdens of state and local government in connection with their obligations to provide for the incarcerated. To this end, Provident has earmarked certain of its funds for use in the first twelve (12) months following the Effective Date, and Tenant, in its sole and absolute discretion, may match dollar for dollar the amounts (to the extent and when) so invested by Provident (by making a charitable contribution to Provident of up to the sum of $100,000.00 during the first twelve (12) months following the Effective Date), which funds shall be used by Provident to implement or expand one or more of the following programs or activities at the Premises:

                (a)      Religious programs for multiple faiths;

                (b) Vocational-technical ("Vo-Tech") training programs for inmates;

                (c) Life skills training programs to prepare inmates for transition from prison to society, such as job interview skills and job placement; and

                (d) Research on the results of various programs within the Premises, and the impact of recidivism rates for inmates that are discharged from the Premises, and the development and implementation of changes designed to obtain more positive outcome and lower recidivism rates at the Premises.

         Thereafter, Landlord has earmarked certain additional funds for use during the Term of this Lease, on an annual basis to fund such programs and activities at the Premises, and Tenant, in its sole and absolute discretion, may match dollar for dollar on an annual basis any amounts

(to the extent and when) so expended by Landlord by making an annual charitable contribution to Provident for its use in supporting such activities and programs at the Premises, up to the sum of $50,000.00, during the Term of this Lease.

         Notwithstanding anything to the contrary in this Lease (other than the limitations contained in this Section 17) and for so long as Landlord either owns, or leases from a Lessor, each of the Premises, and subject to compliance with the following paragraph, Landlord reserves the right in its sole discretion to cooperate with Tenant so that Landlord may conduct (and to permit Provident to conduct) their charitable activities and programs at the Premises (or to permit Provident to so conduct such activities and programs) for the benefit of the inmates and the state and local governments, which furthers their Charitable Activities and purposes, subject to compliance by Landlord with the following provisions of this Section 17.

         Landlord and Tenant acknowledge the specialized and security-sensitive nature of the Premises, and Tenant's activities conducted thereon, and in recognition thereof, such activities shall not violate Tenant's security and safety-related requirements as determined by Tenant in its sole and absolute discretion and shall be funded solely by Landlord (or Provident), including, without limitation: (a) the procurement of necessary and appropriate insurance, bonding and other indemnities from liability (as determined by Tenant in its sole and absolute discretion) necessary to insure the safety and security of Tenant, inmates, personnel, contracting agencies and any other affected persons or organizations; (b) Landlord shall pay all reasonable costs, expenses, and value incurred or provided by Tenant (which may include an allocation of Tenant's direct and indirect costs of the Premises for the value of such space or other items related to such Premises) in connection with such activities and programs at the Premises, as agreed to by Tenant in its sole and absolute discretion, including, if necessary, reasonable compensation to Tenant for its assistance and expertise in the correctional industry with respect to any aspect of such activities and programs, to the extent utilized by Landlord or Provident in the conduct of such activity or program. Finally, such activities and programs shall: (A) not duplicate, interfere or conflict with Tenant's existing activities and programs, nor violate the provisions of this Lease, any Main Lease or any Correction and Detention Facility Contracts (as determined by Tenant in its sole and absolute discretion); (B) not violate Tenant's security and safety-related requirements imposed by Tenant at the Premises (as determined by Tenant in its sole and absolute discretion); and (C) be in keeping with Tenant's mission statement and the "balanced and restorative justice model" ("BARJ") set forth below:

          o   THE MISSION STATEMENT

              o To provide quality correctional, treatment and educational services to those entrusted to our care;
              o To provide safe, secure and cost effective programs, that provide dignity, hope, safety, and accountability so that people can change;
              o To work in partnership with families, communities and contracting agencies to provide innovative solutions to the correctional industry; and
              o   To provide leadership throughout the correctional industry.

          o   THE BARJ MODEL

              o Based on the principles of accountability, competency, development and community protection, and through this model:
                    o Clients/offenders learn to become responsible for and accept the consequences of their actions;
                    o Clients/offenders participate in educational programs and/or vocational training; - Clients/offenders learn skills in decision-making, anger management and employment etiquette, among many others;
                    o Clients/offenders make restitution to the community, and when possible, to the victim, through various means (i.e., providing financial support or participating in volunteer service projects);
                    o Community protection is provided through dedicated staff and superb use of technology; and
                    o Community safety is ensured by clients learning appropriate life skills.



                            [SIGNATURE PAGE FOLLOWS]

         IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the Effective Date.

Signed, sealed and delivered in       LANDLORD:
the presence of:

                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

 /s/  Trudy Witzkoske
----------------------------------
Printed Name: Trudy Witzkoske         By: Municipal Corrections Finance
              --------------------        Holdings, LLC,
WITNESS                                   a Delaware limited liability
                                          company,
                                          its General Partner

 /s/ Margie E. Thomas                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name: Margie E. Thomas                its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/ Steve E. Hicks
                                                 -------------------------------
                                                  Steve E. Hicks
                                                  Chairman of the Board of
                                                  Directors and Chief Executive
                                                  Officer

Signed, sealed and delivered in    TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/ Trudy Witzkoske
----------------------------------
Printed Name: Trudy Witzkoske         By:  /s/ Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                     Steven W. Logan
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer

  /s/ Margie E. Thomas
----------------------------------
Printed Name: Margie E. Thomas
NOTARY PUBLIC
[SEAL]

         Receipt of the original counterpart of the foregoing Lease is hereby acknowledged on this 14th day of August, 2001.

                                      THE CHASE MANHATTAN BANK, as
                                      Indenture Trustee under the Indenture

                                      By: /s/ Syed I. Ali
                                         ---------------------------------------
                                      Name:  Syed I. Ali
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                                                                       EXHIBIT A

                            TOTAL BASE RENT BY MONTH*

                                                          Total Monthly
            Date                                            Base Rent
   ----------------------                           -------------------------
           8/31/01                                                  2,044,814
           9/30/01                                                  2,044,814
          10/31/01                                                  2,044,814
          11/30/01                                                  2,044,814
          12/31/01                                                  2,044,814
           1/31/02                                                  1,631,502
           2/28/02                                                  2,145,442
           3/31/02                                                  2,145,442
           4/30/02                                                  2,145,442
           5/31/02                                                  2,145,442
           6/30/02                                                  2,145,442
           7/31/02                                                  1,650,639
           8/31/02                                                  2,170,485
           9/30/02                                                  2,170,485
          10/31/02                                                  2,170,485
          11/30/02                                                  2,170,485
          12/31/02                                                  2,170,485
           1/31/03                                                  1,728,056
           2/28/03                                                  2,170,485
           3/31/03                                                  2,170,485
           4/30/03                                                  2,170,485
           5/31/03                                                  2,170,485
           6/30/03                                                  2,170,485
           7/31/03                                                  1,660,102
           8/31/03                                                  2,175,175
           9/30/03                                                  2,175,175
          10/31/03                                                  2,175,175
          11/30/03                                                  2,175,175
          12/31/03                                                  2,175,175
           1/31/04                                                  1,736,152
           2/29/04                                                  2,175,175
           3/31/04                                                  2,175,175
           4/30/04                                                  2,175,175
           5/31/04                                                  2,175,175
           6/30/04                                                  2,175,175
           7/31/04                                                  1,651,900
           8/31/04                                                  2,174,924
           9/30/04                                                  2,174,924
          10/31/04                                                  2,174,924
          11/30/04                                                  2,174,924
          12/31/04                                                  2,174,924
           1/31/05                                                  1,739,621

                            TOTAL BASE RENT BY MONTH

                                                          Total Monthly
            Date                                            Base Rent
   ----------------------                           -------------------------
           2/28/05                                                  2,174,924
           3/31/05                                                  2,174,924
           4/30/05                                                  2,174,924
           5/31/05                                                  2,174,924
           6/30/05                                                  2,174,924
           7/31/05                                                  1,639,071
           8/31/05                                                  2,169,733
           9/30/05                                                  2,169,733
          10/31/05                                                  2,169,733
          11/30/05                                                  2,169,733
          12/31/05                                                  2,169,733
           1/31/06                                                  1,738,464
           2/28/06                                                  2,169,733
           3/31/06                                                  2,169,733
           4/30/06                                                  2,169,733
           5/31/06                                                  2,169,733
           6/30/06                                                  2,169,733
           7/31/06                                                  1,621,615
           8/31/06                                                  2,167,933
           9/30/06                                                  2,167,933
          10/31/06                                                  2,167,933
          11/30/06                                                  2,167,933
          12/31/06                                                  2,167,933
           1/31/07                                                  1,741,012
           2/28/07                                                  2,167,933
           3/31/07                                                  2,167,933
           4/30/07                                                  2,167,933
           5/31/07                                                  2,167,933
           6/30/07                                                  2,167,933
           7/31/07                                                  1,605,537
           8/31/07                                                  2,168,821
           9/30/07                                                  2,168,821
          10/31/07                                                  2,168,821
          11/30/07                                                  2,168,821
          12/31/07                                                  2,168,821
           1/31/08                                                  1,746,606
           2/29/08                                                  2,168,821
           3/31/08                                                  2,168,821
           4/30/08                                                  2,168,821
           5/31/08                                                  2,168,821
           6/30/08                                                  2,168,821
           7/31/08                                                  1,590,176
           8/31/08                                                  2,171,689
           9/30/08                                                  2,171,689
          10/31/08                                                  2,171,689
          11/30/08                                                  2,171,689
          12/31/08                                                  2,171,689
           1/31/09                                                  1,754,583
           2/28/09                                                  2,171,689
           3/31/09                                                  2,171,689
           4/30/09                                                  2,171,689
           5/31/09                                                  2,171,689
           6/30/09                                                  2,171,689

                            TOTAL BASE RENT BY MONTH

                                                          Total Monthly
            Date                                            Base Rent
   ----------------------                           -------------------------
           7/31/09                                                  1,574,870
           8/31/09                                                  2,167,499
           9/30/09                                                  2,167,499
          10/31/09                                                  2,167,499
          11/30/09                                                  2,167,499
          12/31/09                                                  2,167,499
           1/31/10                                                  1,755,951
           2/28/10                                                  2,167,499
           3/31/10                                                  2,167,499
           4/30/10                                                  2,167,499
           5/31/10                                                  2,167,499
           6/30/10                                                  2,167,499
           7/31/10                                                  1,552,955
           8/31/10                                                  2,172,918
           9/30/10                                                  2,172,918
          10/31/10                                                  2,172,918
          11/30/10                                                  2,172,918
          12/31/10                                                  2,172,918
           1/31/11                                                  1,767,375
           2/28/11                                                  2,172,918
           3/31/11                                                  2,172,918
           4/30/11                                                  2,172,918
           5/31/11                                                  2,172,918
           6/30/11                                                  2,172,918
           7/31/11                                                  1,536,439
           8/31/11                                                  2,169,866
           9/30/11                                                  2,169,866
          10/31/11                                                  2,169,866
          11/30/11                                                  2,169,866
          12/31/11                                                  2,169,866
           1/31/12                                                  1,770,868
           2/29/12                                                  2,169,866
           3/31/12                                                  2,169,866
           4/30/12                                                  2,169,866
           5/31/12                                                  2,169,866
           6/30/12                                                  2,169,866
           7/31/12                                                  1,511,991
           8/31/12                                                  2,175,011
           9/30/12                                                  2,175,011
          10/31/12                                                  2,175,011
          11/30/12                                                  2,175,011
          12/31/12                                                  2,175,011
           1/31/13                                                  1,783,094
           2/28/13                                                  2,175,011
           3/31/13                                                  2,175,011
           4/30/13                                                  2,175,011
           5/31/13                                                  2,175,011
           6/30/13                                                  2,175,011
           7/31/13                                                  1,491,621
           8/31/13                                                  2,170,274
           9/30/13                                                  2,170,274
          10/31/13                                                  2,170,274
          11/30/13                                                  2,170,274

                            TOTAL BASE RENT BY MONTH

                                                          Total Monthly
            Date                                            Base Rent
   ----------------------                           -------------------------
          12/31/13                                                  2,170,274
           1/31/14                                                  1,786,067
           2/28/14                                                  2,170,274
           3/31/14                                                  2,170,274
           4/30/14                                                  2,170,274
           5/31/14                                                  2,170,274
           6/30/14                                                  2,170,274
           7/31/14                                                  1,461,997
           8/31/14                                                  2,172,323
           9/30/14                                                  2,172,323
          10/31/14                                                  2,172,323
          11/30/14                                                  2,172,323
          12/31/14                                                  2,172,323
           1/31/15                                                  1,796,452
           2/28/15                                                  2,172,323
           3/31/15                                                  2,172,323
           4/30/15                                                  2,172,323
           5/31/15                                                  2,172,323
           6/30/15                                                  2,172,323
           7/31/15                                                  1,435,128
           8/31/15                                                    191,833
           9/30/15                                                    191,833
          10/31/15                                                    191,833
          11/30/15                                                    191,833
          12/31/15                                                    191,833
           1/31/16                                                          -
           2/29/16                                                    120,777
           3/31/16                                                    191,833
           4/30/16                                                    191,833
           5/31/16                                                    191,833
           6/30/16                                                    191,833
           7/31/16                                                  7,831,031
           8/31/16                                                    -
           9/30/16                                                    -
          10/31/16                                                    -
          11/30/16                                                    -
          12/31/16                                                    -
           1/31/17                                                    -
           2/28/17                                                    -
           3/31/17                                                    -
           4/30/17                                                    -
           5/31/17                                                    -
           6/30/17                                                    -
           7/31/17                                                    162,000
           8/31/17                                                    -
           9/30/17                                                    -
          10/31/17                                                    -
          11/30/17                                                    -
          12/31/17                                                    -
           1/31/18                                                    -
           2/28/18                                                    -
           3/31/18                                                    -
           4/30/18                                                    -

                            TOTAL BASE RENT BY MONTH*

                                                          Total Monthly
            Date                                            Base Rent
   ----------------------                           -------------------------
           5/31/18                                                    -
           6/30/18                                                    -
           7/31/18                                                    162,000
           8/31/18                                                    -
           9/30/18                                                    -
          10/31/18                                                    -
          11/30/18                                                    -
          12/31/18                                                    -
           1/31/19                                                    -
           2/28/19                                                    -
           3/31/19                                                    -
           4/30/19                                                    -
           5/31/19                                                    -
           6/30/19                                                    -
           7/31/19                                                    162,000
           8/31/19                                                    -
           9/30/19                                                    -
          10/31/19                                                    -
          11/30/19                                                    -
          12/31/19                                                    -
           1/31/20                                                    -
           2/29/20                                                    -
           3/31/20                                                    -
           4/30/20                                                    -
           5/31/20                                                    -
           6/30/20                                                    -
           7/31/20                                                    162,000
           8/31/20                                                    -
           9/30/20                                                    -
          10/31/20                                                    -
          11/30/20                                                    -
          12/31/20                                                    -
           1/31/21                                                    -
           2/28/21                                                    -
           3/31/21                                                    -
           4/30/21                                                    -
           5/31/21                                                    -
           6/30/21                                                    -
           7/31/21                                                    162,000
                                                        ---------------------
TOTALS                                                           $360,165,935
                                                        =====================

                                                                       EXHIBIT C

                              DEFINITION OF EBITDAR

         "EBITDAR" means, for any period, the following for the Premises (determined without duplication in accordance with GAAP):

         (a)      total revenues for such period, LESS

         (b) total operating expenses for such period (excluding any depreciation and amortization expense), PLUS

         (c) the aggregate amount of non-cash expenses for such period associated with the closure and post-closure reserves of a facility, PLUS

         (d) the aggregate amount of all other non-cash expenses for such period, to the extent not specifically described above in this definition, PLUS

         (e) the aggregate amount of Rent Expense for such period, PLUS

         (f) the aggregate amount of Pre-Opening Expenses and Start-up Expenses for such period;

                  provided, that with respect to:

                  (i) any Premise acquisition, expansion or construction which is made after the date of this Lease and is subject to this Lease, "EBITDAR" shall include the actual EBITDAR attributable to the acquired, expanded or constructed Premise for the 12 month period ending on the last day of such period, including, if necessary, EBITDAR prior to consummation of such acquired, expanded or constructed Premise so that it represents the equivalent of 12 months of EBITDAR (and may reflect Pro Forma Adjustments); and

                  (ii) any new Contract, expansion or construction entered into after the date of this Lease which is subject to this Lease, "EBITDAR" shall include the following:

                           (x) if Cornell Companies Inc. or any of its Affiliates (the "Company") will begin providing services pursuant to such new Contract, expansion or construction within eleven months after the end of such period, an amount equal to one-twelfth (1/12th) of 100% of the estimated annual "EBITDAR" attributable to the operations resulting from such new Contract (which may reflect Pro Form Adjustments) as of the end of such period, for each calendar month completed after the date which is twelve months prior to the date on which services are scheduled to commence under such new Contract as of the end of such period,

                           (y) if the Company has provided services pursuant to such new Contract for less than six calendar months after the end of the Start-up Period, an amount equal to the estimated "EBITDAR" attributable to the operations resulting from such new Contract (and may reflect Pro Forma Adjustments) for the 12-month period beginning on the date on which the Company began providing services pursuant to such new Contract, or

                           (z) if the Company has provided services pursuant to such new Contract for six calendar months or more after the end of the Start-up Period, an amount equal to actual EBITDAR attributable to the operations resulting from such new Contract for each complete month that has elapsed since the date three months after the end of the Start-up Period (such amount to be annualized so that it represents the equivalent of 12 months of EBITDAR).

WHERE THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS:

         "CONTRACT" shall mean any acquired, expanded or constructed (or to be acquired, expanded or constructed) correctional and detention facility contract, a newly executed correctional and detention facility contract, an amendment to an existing correctional and detention facility contract or an expansion under an existing correctional and detention facility contract.

         "PRE-OPENING EXPENSES" shall mean operating expenses attributable to the operations of a new Contract (including, but not limited to, salaries and wages, fringe benefits, training costs, supplies, and professional fees) incurred prior to the date on which the Company began providing services pursuant to such new Contract.

         "PRO FORMA ADJUSTMENTS" shall mean reasonable adjustments for (a) non-recurring or extraordinary expenses, (b) operating efficiencies, (c) census levels and (d) per diem rates.

         "RENT EXPENSE" shall mean, for any period the aggregate amount of rent determined in accordance with GAAP.

         "START-UP EXPENSES" shall mean operating expenses attributable to the operations of a new Contract incurred during the Start-up Period therefor, net of the revenues recognized under such new Contract during the Start-up Period.

         "START-UP PERIOD" shall mean, with respect to any new Contract, the period of time, not to exceed six months, commencing on the date the Company began providing service pursuant to such new Contract until the last day of the month in which the maximum occupancy under such new Contract was reached.

                                    ADDENDUM
                                (Owned Premises)

                                 CORNELL ABRAXAS
                                 (Shelby, Ohio)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                              improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          With respect to the Premises, in the sixth line of
                             Section 2 of EXHIBIT L to the Lease, change (i)
                             "Southern" to "Northern", (ii) "Texas" to "Ohio", and (iii) "Houston" to "Eastern".

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:
                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                               ABRAXAS I FACILITY
                           (Marienville, Pennsylvania)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:
                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                   REID CENTER
                                (Houston, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                 GRIFFIN CENTER
                              (San Antonio, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., as Landlord, and Cornell Companies, Inc., as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021, (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                  LEIDEL CENTER
                                (Houston, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Joe Perillo
----------------------------------
Printed Name:  Joe Perillo            By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Joe Perillo
----------------------------------
Printed Name:  Joe Perillo            By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                  TUNDRA CENTER
                                (Bethel, Alaska)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Douglas A. Yeager                  By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Douglas A. Yeager              its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                 CORDOVA CENTER
                               (Anchorage, Alaska)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Laura E. Lowe                      By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Laura E. Lowe                  its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Laura E. Lowe
----------------------------------
Printed Name:  Laura E. Lowe
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                                 PARKVIEW CENTER
                               (Anchorage, Alaska)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Elizabeth Seitz
----------------------------------
Printed Name:  Elizabeth Seitz        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By: /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Elizabeth Seitz
----------------------------------
Printed Name:  Elizabeth Seitz        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                                (Owned Premises)

                             D. RAYMOND JAMES PRISON
                               (Folkston, Georgia)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

PREMISES:                    "PREMISES" shall mean the land and the
                             improvements described on Schedule 1 attached to this Addendum, and the improvements thereto.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Premises
                             defined above shall commence on August 14, 2001
                             (the "COMMENCEMENT DATE"), and end on August 13,
                             2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Elizabeth Seitz
----------------------------------
Printed Name:  Elizabeth Seitz        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Elizabeth Seitz
----------------------------------
Printed Name:  Elizabeth Seitz        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                              (Subleased Premises)

                       GREAT PLAINS CORRECTIONAL FACILITY
                               (Hinton, Oklahoma)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

MAIN LEASE:                  "MAIN LEASE" shall mean that certain lease
                             agreement dated December 31, 1999, between the Hinton Economic Development Authority, a public trust and agency of the State of Oklahoma, with the Town of Hinton, Oklahoma, as its beneficiary
                             ("LESSOR"), as lessor, and Cornell Corrections of Oklahoma, Inc. ("ORIGINAL LESSEE"), as lessee, covering and affecting the land and improvements more fully described on Schedule 1 to this Addendum (the "DEMISED PREMISES"). Original Lessee assigned all of its right, title and interest in and to the Main Lease to Landlord pursuant to that certain Assignment and Assumption of Lease
                             (Hinton, Oklahoma) dated effective as of August
                             14, 2001, among Lessor, Original Lessee and
                             Landlord.

SUBLEASED PREMISES:          "SUBLEASED PREMISES" shall mean the Demised
                             Premises.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Subleased
                             Premises defined above shall commence on August 14, 2001 (the "COMMENCEMENT DATE"), and end on August
                             13, 2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          In the event of a taking of all or substantially
                             all of the Subleased Premises, thereby resulting in a termination of the Main Lease, or in the event that a casualty occurs entitling lessee to terminate, following which lessee does so terminate, the condemnation proceeds or insurance proceeds (as the case may be) shall be paid as follows:

                             (a) first, $43,100,000 plus any increases in such principal sum, made in connection with any alterations to the Subleased Premises, to the trustee for the benefit of the holders of the bonds as mortgagee under the leasehold mortgage;
                             (b)      second, to holders of any specified
                                      mortgages or liens created by lessee on
                                      the leasehold estate, to the extent of
                                      amounts required to be paid in reduction of the secured debt;
                             (c) third, up to $240,000 to Lessor for the value of the land;
                             (d)      fourth, the sum of the following to
                                      lessee: (i) an amount sufficient to
                                      compensate lessee for all actual costs in developing the facility plus (ii) an 18% rate of return on such costs plus (iii) the fair market value of the leasehold estate; and
                             (e)      fifth, the balance to Lessor.

                             Moreover, while lessee has the right under the Main Lease to grant a purchase option covering the Subleased Premises, Lessor is entitled to receive $240,000 in the event of any exercise of such option, and the proceeds from a sale to a third party shall be otherwise distributed as set forth in (a) through (e) hereinabove. The foregoing amounts shall be taken into consideration in the determination of Value for purposes of the Purchase Price as described in clause (c) of SECTION 4 of EXHIBIT F of the Lease.


Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce N. Sanchez                   By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce N. Sanchez               its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce N. Sanchez
----------------------------------
Printed Name:  Joyce N. Sanchez
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                              (Subleased Premises)

                                  AIRPARK UNIT
                               (Big Spring, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., as Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

MAIN LEASE:                  "MAIN LEASE" shall mean that certain lease
                             agreement dated August 7, 1990, and amended
                             November 26, 1990, between the City of Big Spring
                             ("LESSOR"), as lessor, and Ed Davenport
                             ("DAVENPORT"), as lessee, covering and affecting the land and improvements more fully described on
                             Schedule 1 to this Addendum (the "DEMISED
                             PREMISES"). Davenport, as sublessor, subleased the Demised Premises to Lessor, as sublessee, pursuant to that certain Amended Sublease Agreement dated as of July 1, 1996, and Lessor, as secondary sublessor, subleased the Demised Premises to Davenport, as secondary sublessee, pursuant to that certain Secondary Sublease Agreement dated as of July 1, 1996 (the Amended Sublease Agreement and the Secondary Sublease Agreement are collectively referred to herein as the "SUBLEASES"). On July 1, 1996, Davenport assigned all of his right, title and interest in and to the Main Lease and the Subleases to Cornell
                             Corrections of Texas, Inc. ("ORIGINAL LESSEE").
                             The Main Lease and the Subleases were amended in certain respects by (i) that certain Amendment and Addendum to Multiple Lease Agreements and
                             Operating Agreement Relating to Big Spring
                             Correctional Center dated June 22, 1999, between
                             Lessor and Original Lessee and (ii) that certain
                             Amendment to Leases dated effective as of August
                             14, 2001, between Lessor and Original Lessee.
                             Original Lessee assigned all of its right, title and interest in and to the Main Lease and the Subleases to Landlord pursuant to that certain
                             Assignment and Assumption of Leases (Big Spring,
                             Texas) dated effective as of August 14, 2001, among Lessor, Original Lessee and Landlord.

SUBLEASED PREMISES:          "SUBLEASED PREMISES" shall mean the Demised
                             Premises.

COMMENCEMENT DATE:           The Term of the Lease with  respect to the
                             Subleased Premises defined above shall commence on August 14, 2001 (the "COMMENCEMENT DATE"), and end on August 13, 2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          In the event of a taking of all or any part of the
                             Subleased Premises, or a sale to the condemning authority under threat of condemnation, thereby entitling secondary sublessee to terminate, or in the event that a casualty occurs entitling secondary sublessee to terminate, following which secondary sublessee does so terminate, the condemnation proceeds or insurance proceeds (as the case may be) shall be allocated between Lessor and secondary sublessee. The allocation shall be based on a yearly proration over a 35-year period, E.G., if the condemnation occurs in year 3 of the Secondary Sublease Agreement term, Lessor shall receive 3/35 of the proceeds and secondary sublessee shall receive 32/35 of the proceeds. The foregoing amounts shall be taken into consideration in the determination of Value for purposes of the Purchase Price as described in clause (c) of SECTION 4 of EXHIBIT F of the Lease.


Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Elizabeth B. Seitz                 By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Elizabeth B. Seitz             its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Elizabeth B. Seitz
----------------------------------
Printed Name:  Elizabeth B. Seitz
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                              (Subleased Premises)

                                 INTERSTATE UNIT
                               (Big Spring, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

MAIN LEASE:                  "MAIN LEASE" shall mean that certain lease
                             agreement dated July 1, 1996, between the City of Big Spring ("LESSOR"), as lessor, and Ed Davenport
                             ("DAVENPORT"), as lessee, covering and affecting the land and improvements more fully described on
                             Schedule 1 to this Addendum (the "DEMISED
                             PREMISES"). On July 1, 1996, Davenport assigned all of his right, title and interest in and to the Main Lease to Cornell Corrections of Texas, Inc.
                             ("ORIGINAL LESSEE"). The Main Lease was amended in certain respects by (i) that certain Amendment and Addendum to Multiple Lease Agreements and
                             Operating Agreement Relating to Big Spring
                             Correctional Center dated June 22, 1999, between
                             Lessor and Original Lessee and (ii) that certain
                             Amendment to Leases dated effective as of August
                             14, 2001, between Lessor and Original Lessee.
                             Original Lessee assigned all of its right, title and interest in and to the Main Lease to Landlord pursuant to that certain Assignment and Assumption of Leases (Big Spring, Texas) dated effective as of August 14, 2001, among Lessor, Original Lessee and Landlord.

SUBLEASED PREMISES:          "SUBLEASED PREMISES" shall mean the Demised
                             Premises.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Subleased
                             Premises defined above shall commence on August 14, 2001 (the "COMMENCEMENT DATE"), and end on August
                             13, 2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                August 14, 2001 per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          In the event of a taking of all or any part of the
                             Subleased Premises, or a sale to the condemning authority under threat of condemnation, thereby entitling lessee to terminate, or in the event that a casualty occurs entitling lessee to terminate, following which lessee does so terminate, the condemnation proceeds or insurance proceeds (as the case may be) shall be allocated between Lessor and lessee. The allocation shall be based on a yearly proration over a 35-year period, E.G., if the condemnation occurs in year 3 of the Main Lease term, Lessor shall receive 3/35 of the proceeds and lessee shall receive 32/35 of the proceeds. The foregoing amounts shall be taken into consideration in the determination of Value for purposes of the Purchase Price as described in clause (c) of SECTION 4 of EXHIBIT F of the Lease.

                            [Signature Pages Follow]

Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Joyce E. Ervin                     By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Joyce E. Ervin                 its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Joyce E. Ervin
----------------------------------
Printed Name:  Joyce E. Ervin
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                     (Owned Premises and Subleased Premises)

                                 CEDAR HILL UNIT
                               (Big Spring, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

MAIN LEASE:                  "MAIN LEASE" shall mean that certain lease
                             agreement dated May 7, 1997, between the City of Big Spring ("LESSOR"), as lessor, and Cornell
                             Corrections of Texas, Inc. ("ORIGINAL LESSEE"), as lessee, covering and affecting the land and improvements more fully described on Schedule 1A to this Addendum (the "DEMISED PREMISES"), as the same was amended in certain respects by (i) that certain Amendment and Addendum to Multiple Lease
                             Agreements and Operating Agreement Relating to Big
                             Spring Correctional Center dated June 22, 1999, between Lessor and Original Lessee and (ii) that certain Amendment to Leases dated effective as of August 14, 2001, between Lessor and Original
                             Lessee. Original Lessee assigned all of its right, title and interest in and to the Main Lease to Landlord pursuant to that certain Assignment and Assumption of Leases (Big Spring, Texas) dated effective as of August 14, 2001, among Lessor, Original Lessee and Landlord.

SUBLEASED PREMISES:          "SUBLEASED PREMISES" shall mean the Demised
                             Premises.

PREMISES:                    "PREMISES" shall mean that certain Access Easement
                             (the "ACCESS EASEMENT") from the City of Big
                             Spring to Cornell Corrections, Inc. recorded in
                             Volume 752, Page 686 of the Office of the County
                             Clerk of Howard County, Texas, covering and affecting the land described on Schedule 1B attached to this Addendum. Cornell Companies, Inc.
                             (formerly known as Cornell Corrections, Inc.)
                             assigned all of its right, title and interest in and to the Access Easement to Landlord pursuant to that certain Assignment of Access Easement dated effective as of August 14, 2001, from Cornell
                             Companies, Inc. to Landlord.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Subleased
                             Premises and the Owned Premises defined above shall commence on August 14, 2001 (the "COMMENCEMENT
                             DATE"), and end on August 13, 2021 (the "EXPIRATION
                             DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          In the event of a taking of all or any part of the
                             Subleased Premises, or a sale to the condemning authority under threat of condemnation, thereby entitling lessee to terminate, or in the event that a casualty occurs entitling lessee to terminate, following which lessee does so terminate, the condemnation proceeds or insurance proceeds (as the case may be) shall be allocated between Lessor and lessee. The allocation shall be based on a yearly proration over a 50-year period, E.G., if the condemnation occurs in year 3 of the Main Lease term, Lessor shall receive 3/50 of the proceeds and lessee shall receive 47/50 of the proceeds. The foregoing amounts shall be taken in to consideration in the determination of Value for purposes of the Purchase
                             Price as described in clause (c) of SECTION 4 of EXHIBIT F of the Lease.


Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Douglas A. Yeager                  By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Douglas A. Yeager              its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Trudy Witzkoske
----------------------------------
Printed Name:  Trudy Witzkoske        By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                    ADDENDUM
                              (Subleased Premises)

                                 FLIGHTLINE UNIT
                               (Big Spring, Texas)

Addendum dated August 14, 2001, made a part of that certain Master Lease Agreement (the "LEASE") made and entered into effective as of August 14, 2001, by and between Municipal Corrections Finance, L.P., a Delaware limited partnership, as Landlord, and Cornell Companies, Inc., a Delaware corporation, as Tenant. Capitalized terms used herein that are not defined herein shall have the same meanings given to such terms in the Lease.

MAIN LEASE:                  "MAIN LEASE" shall mean that certain lease
                             agreement dated February 18, 1994, and amended
                             October 1, 1994, between the City of Big Spring
                             ("LESSOR"), as lessor, and Ed Davenport
                             ("DAVENPORT"), as lessee, covering and affecting the land and improvements more fully described on
                             Schedule 1 to this Addendum (the "DEMISED
                             PREMISES"). Davenport, as sublessor, subleased the Demised Premises to Lessor, as sublessee, pursuant to that certain Amended Sublease Agreement dated as of July 1, 1996, and Lessor, as secondary sublessor, subleased the Demised Premises to Davenport, as secondary sublessee, pursuant to that certain Secondary Sublease Agreement dated as of July 1, 1996 (the Amended Sublease Agreement and the Secondary Sublease Agreement are collectively referred to herein as the "SUBLEASES"). On July 1, 1996, Davenport assigned all of his right, title and interest in and to the Main Lease and the Subleases to Cornell
                             Corrections of Texas, Inc. ("ORIGINAL LESSEE").
                             The Main Lease and the Subleases were amended in certain respects by (i) that certain Amendment and Addendum to Multiple Lease Agreements and
                             Operating Agreement Relating to Big Spring
                             Correctional Center dated June 22, 1999, between
                             Lessor and Original Lessee and (ii) that certain
                             Amendment to Leases dated effective as of August
                             14, 2001, between Lessor and Original Lessee.
                             Original Lessee assigned all of its right, title and interest in and to the Main Lease and the Subleases to Landlord pursuant to that certain
                             Assignment and Assumption of Leases (Big Spring,
                             Texas) dated effective as of August 14, 2001, among Lessor, Original Lessee and Landlord.

SUBLEASED PREMISES:          "SUBLEASED PREMISES" shall mean the Demised
                             Premises.

COMMENCEMENT DATE:           The Term of the Lease with respect to the Subleased
                             Premises defined above shall commence on August 14, 2001 (the "COMMENCEMENT DATE"), and end on August
                             13, 2021 (the "EXPIRATION DATE"), unless extended or sooner terminated as provided for in the Lease.

OVERDUE RATE:                8.47 % per annum.

TOTAL USEFUL LIFE:           46 years.

SPECIAL PROVISIONS:          In the event of a taking of all or any part of the
                             Subleased Premises, or a sale to the condemning authority under threat of condemnation, thereby entitling secondary sublessee to terminate, or in the event that a casualty occurs entitling secondary sublessee to terminate, following which secondary sublessee does so terminate, the condemnation proceeds or insurance proceeds (as the case may be) shall be allocated between Lessor and secondary sublessee. The allocation shall be based on a yearly proration over a 35-year period, E.G., if the condemnation occurs in year 3 of the Secondary Sublease Agreement term, Lessor shall receive 3/35 of the proceeds and secondary sublessee shall receive 32/35 of the proceeds. The foregoing amounts shall be taken into consideration in the determination of Value for purposes of the Purchase Price as described in clause (c) of SECTION 4 of EXHIBIT F of the Lease.


Signed, sealed and delivered in       LANDLORD:
the presence of:
                                      MUNICIPAL CORRECTIONS FINANCE,
                                      L.P., a Delaware limited partnership

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By: Municipal Corrections Finance
             ---------------------        Holdings, LLC, a
WITNESS                                   Delaware limited liability company,
                                          its General Partner

  /s/  Laura Lowe                         By: Provident Foundation Inc.,
----------------------------------            a Georgia nonprofit corporation,
Printed Name:  Laura Lowe                     its Manager
             ---------------------
NOTARY PUBLIC
[SEAL]

                                              By:  /s/  Steve E. Hicks
                                                 -------------------------------
                                                   Steve E. Hicks
                                                   Chairman of the Board of
                                                   Directors and Chief Executive
                                                   Officer

Signed, sealed and delivered in       TENANT:
the presence of:

                                      CORNELL COMPANIES, INC.

  /s/  Douglas A. Yeager
----------------------------------
Printed Name:  Douglas A. Yeager      By:  /s/  Steven W. Logan
             ---------------------       ---------------------------------------
WITNESS                                    Steven W. Logan
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

  /s/  Laura Lowe
----------------------------------
Printed Name:  Laura Lowe
             ---------------------
NOTARY PUBLIC
[SEAL]